UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

OPENLANE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OPENLANE

OPENLANE, INC.

Notice of Annual Meeting and Proxy Statement

Annual Meeting of Stockholders

June 5, 2026

NYSE:OPLN

April 24, 2026
Dear Fellow Stockholder:
Thank you for your continued investment in and support of OPENLANE, Inc. (“OPENLANE” or the “Company”). You are cordially invited to attend OPENLANE’s 2026 annual meeting of stockholders, which will be hosted virtually. You will be able to attend the 2026 annual meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OPLN2026.
As an OPENLANE stockholder, your vote is important. The matters to be acted upon are described in the notice of annual meeting of stockholders and the proxy statement. Even if you are planning to attend the virtual meeting, you are strongly encouraged to vote your shares in advance through one of the methods described in the proxy statement.
By leaning into our digital strategy and focusing on delivering the best marketplace, best technology and best customer experience, we made significant progress in 2025 advancing our purpose to make wholesale easy so our customers can be more successful. Notably, we are proud to have facilitated 1.5 million vehicle transactions with a gross merchandise value of $29 billion and increased our revenue 8% to $1.9 billion while making meaningful progress growing our dealer volumes and positioning OPENLANE for long-term success.
Thank you again for your continued support of OPENLANE, our Board of Directors, our employees and our future.
Sincerely,

J. Mark Howell Chair of the Board	Peter Kelly Chief Executive Officer
This proxy statement is dated April 24, 2026 and is first being distributed to stockholders on or about April 24, 2026.

Notice of Annual Meeting of Stockholders

Items of Business
The holders of shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), voting as a separate class, are being asked to vote on:
Proposal: To elect the director nominee designated by Ignition Parent LP (“Apax Investor”) to the Board of Directors.
The holders of shares of common stock and shares of Series A Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:
Proposal: To elect each of the other eight director nominees to the Board of Directors.
Proposal: To approve, on an advisory basis, executive compensation.
Proposal: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026.
To transact any other business as may properly come before the meeting and any adjournments or postponements thereof.
Record Date
You are entitled to vote at the 2026 annual meeting and at any adjournments or postponements thereof if you were a stockholder of record at the close of business on April 7, 2026. A list of stockholders entitled to vote at the 2026 annual meeting will be available for examination during ordinary business hours for 10 days prior to the meeting at the address listed below, and the list will also be available online during the meeting.
Voting By Proxy
Whether or not you plan to virtually attend the 2026 annual meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail so that your shares can be voted at the 2026 annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.
Meeting Information

Date and Time
9:00 a.m. EDT
June 5, 2026

Location
Online at
www.virtualshareholder
meeting.com/OPLN2026

Admission
To attend the 2026 annual meeting, visit
www.virtualshareholder
meeting.com/OPLN2026. You will need the 16 digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Charles S. Coleman
EVP, Chief Legal Officer and Secretary
April 24, 2026 | 11299 N Illinois Street, Suite 500 | Carmel, IN 46032

Forward-Looking Statements
This proxy statement contains information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which are subject to certain risks, trends and uncertainties. In particular, statements made that are not historical facts may be forward-looking statements. Words, such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Such statements are based on management’s current expectations, assumptions and/or beliefs, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Risk Factors” in our annual and quarterly periodic reports filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update any forward-looking statements.
Notice of Internet Availability of Proxy Materials for the Annual Meeting
The proxy statement for the 2026 annual meeting and the annual report to stockholders for the fiscal year ended December 31, 2025, each of which is being provided to stockholders prior to or concurrently with this notice, are also available to you electronically via the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report to stockholders on the Internet, visit www.proxyvote.com and follow the instructions.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the 2025 performance of OPENLANE, Inc. (the “Company” or “OPENLANE”), please review the Company’s 2025 Annual Report on Form 10-K.
OPENLANE 2026 Annual Meeting Information

NYSE Symbol OPLN	Time 9:00 a.m. EDT	Date June 5, 2026	Meeting Location Online at www.virtualshareholder meeting.com/OPLN2026
PROPOSAL 1	Election of the director nominee designated by the Apax Investor.
	The Board recommends a vote “FOR”.	See page 9 for additional information.
PROPOSAL 2	Election of each of the other eight director nominees.
	The Board recommends a vote “FOR”.	See pages 10-13 for additional information.
PROPOSAL 3	Approval, on an advisory basis, of executive compensation.
	The Board recommends a vote “FOR”.	See page 25 for additional information.
PROPOSAL 4	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026.
	The Board recommends a vote “FOR”.	See page 59 for additional information.
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Board Nominees
Name	Age	Director Since	Independent	Primary Occupation	Committee Membership*
Roy Mackenzie	54	2020	✓	Partner of Apax Partners, LP	CC
Randolph Altschuler	55	2024	✓	Co-founder and Chief Executive Officer of Xometry, Inc.	AC, CC
Carmel Galvin	57	2020	✓	Chief People Officer at Klaviyo, Inc.	CC (Chair), NCGC
J. Mark Howell**	61	2014	✓	Managing Director of Mintaka Ventures, LLC	AC
Stefan Jacoby	68	2019	✓	Chairman of Sion Power Corporation	NCGC (Chair)
Peter Kelly	57	2021		Chief Executive Officer of OPENLANE
Michael T. Kestner	72	2013	✓	Automotive Industry and Building Products Consultant	AC (Chair), NCGC
Mary Ellen Smith	66	2019	✓	Former Corporate Vice President of Worldwide Business Operations at Microsoft Corporation	AC, NCGC
Kelly Tuminelli	58	—	✓	Former Executive Vice President and Chief Financial Officer at TriNet Group, Inc.
*
AC=Audit Committee
CC=Compensation Committee
NCGC=Nominating and Corporate Governance Committee

**
Chair of the Board

If Ms. Tuminelli is elected by the stockholders, we expect Ms. Tuminelli to join the Audit Committee immediately following the 2026 annual meeting.

BOARD SKILLS & EXPERIENCE
BOARD COMPOSITION & REFRESHMENT
33% of our director nominees are women	67% of our director nominees were born outside the U.S.	56% of our director nominees are age 58 or under
6 years	2 new director nominees
average tenure of director nominees	added in past 2 years
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2025 Business Highlights
For the year ended December 31, 2025, the Company continued to advance its digital strategy to deliver the best marketplace, best technology and best customer experience. Specific highlights for fiscal 2025 included:
Increased total revenue 8% to $1.9 billion (continuing operations)
Grew operating profit 8% to $196.6 million (continuing operations)
Generated $391.9 million in cash flow from operating activities representing 34% growth (continuing operations)
Grew dealer volumes 15%
Grew vehicles sold 2% to 1.47 million vehicles with a gross merchandise value of ~$29 billion

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Corporate Governance Highlights
We are committed to high standards of ethical and business conduct and strong corporate governance practices. This commitment is highlighted by the practices described below as well as the information contained on our website, corporate.openlane.com, which can be accessed by clicking on “Investors” and then the “Governance” tab.
Annual Elections: Our directors are elected annually for one-year terms.

Majority Voting: We maintain a majority voting standard for uncontested director elections with a policy for directors to tender their resignation if less than a majority of the votes cast are in their favor.

Director and Committee Independence: Eight of our nine director nominees are independent, and all committees of our Board of Directors (the “Board”) are comprised entirely of independent directors.
Executive Sessions: Our independent directors meet in executive session at each regularly scheduled Board meeting.

Independent Chair: We have an independent Chair of the Board who presides over the executive sessions of the independent directors and serves as the principal liaison between the independent directors and our CEO.

Board Composition: Our directors bring a wide-ranging and complementary set of skills, experiences, backgrounds and perspectives.

Board Refreshment: Demonstrated commitment to Board refreshment and committee refreshment. The Board’s balanced approach to refreshment results in an effective mix of longer-tenured and newer directors.

Annual Board and Committee Evaluations: The Board and its committees each evaluates its performance each year. In 2024, the Board was assisted by an independent third-party advisor. The advisor’s findings and recommendations were utilized to support enhancements in 2025.

Director Education: Comprehensive director orientation and ongoing director education and access to management, outside advisors, and third-party programs and training resources.

Robust Director Equity Ownership and Retention Requirements: The stock ownership guideline for our non-employee directors is five times their annual cash retainer. All shares of our common stock granted to non-employee directors must be held for three years after vesting while serving as a director.

Robust Executive Equity Ownership Requirements: The stock ownership guideline is six times annual base salary for our CEO and three times annual base salary for our other executive officers. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

Anti-Hedging and Pledging Policies: Our directors and executive officers are prohibited from hedging or pledging Company stock.

Annual Management and CEO Evaluation and Succession Planning Review: Our Board conducts an annual evaluation and review of our CEO and each executive officer’s performance, development and succession plan.

Board Strategy and Risk Oversight: Our Board has deep experience in the area of strategy development and risk oversight.
Board ESG Oversight: The Nominating and Corporate Governance Committee assists the Board in its oversight of environmental, social and governance (ESG) matters.
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Executive Compensation Practices
We maintain a compensation program structured to achieve a close connection between executive pay and Company performance. For more information regarding our named executive officer compensation, see “Compensation Discussion and Analysis” and the compensation tables that follow such section.
Executive Compensation Best Practices
WHAT WE DO

Pay for performance: Our executive compensation program is heavily tied to performance and is intended to closely align the interests of our named executive officers with the interests of our stockholders.

Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.
Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

“Double-trigger” equity vesting: Accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.

Robust equity ownership requirements: The stock ownership guideline is six times annual base salary for our CEO and three times annual base salary for our other executive officers. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.
Annual compensation risk assessment: Each year, we perform an assessment of any risks that could result from our compensation programs and practices.

Clawback policy: Our clawback policy provides for the mandatory recovery and cancellation of an executive officer’s cash and equity incentive compensation in the event we are required to prepare an accounting restatement.

Stockholder alignment: We reward performance that meets or exceeds the performance goals that the Compensation Committee establishes with the objective of increasing stockholder value.
WHAT WE DON’T DO

Pay dividends on unvested equity awards: Dividend equivalents and cash are accrued on PRSUs and RSUs, respectively, but are only paid out if, and to the extent that, the underlying PRSUs and RSUs vest.

Provide excise tax gross-ups: We do not provide “golden parachute” excise tax gross-ups.
Provide excessive perquisites: We provide a limited number of perquisites that are designed to support a competitive total compensation package.
Allow hedging or pledging of the Company’s securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.
Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.
Provide pension benefits or supplemental retirement plans: We do not maintain a defined benefit pension plan or a supplemental retirement plan for our executive officers.

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Directors Elected Annually
The Apax Investor has designated, and our Board has nominated, Roy Mackenzie, to stand for election to the Board at the 2026 annual meeting. In addition, our Board has nominated the eight individuals named below to stand for election to the Board at the 2026 annual meeting. The Company’s directors are elected each year by our stockholders at the annual meeting (with one member of the Board being elected solely by the holders of Series A Preferred Stock). We do not have a staggered or classified board. Each director’s term will last until the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal. The director nominee designated by the Apax Investor must receive the affirmative vote of a majority of the votes cast by the holders of Series A Preferred Stock (voting as a separate class), and the eight other director nominees must receive the affirmative vote of a majority of the votes cast by the holders of common stock and Series A Preferred Stock, voting together as a single class, in the election of directors at the 2026 annual meeting to be elected (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” such nominee).
Director Independence
The Board is responsible for determining the independence of our directors. Under the NYSE listing standards, a director qualifies as independent if the Board affirmatively determines that the director has no material relationship with the Company. While the focus of the inquiry is independence from management, the Board is required to broadly consider all relevant facts and circumstances in making an independence determination. In making independence determinations, the Board complies with NYSE listing standards and considers all relevant facts and circumstances. Based upon its evaluation, our Board has affirmatively determined that the following directors and director nominees meet the standards of “independence” established by the NYSE: Randolph Altschuler, Carmel Galvin, J. Mark Howell, Stefan Jacoby, Michael T. Kestner, Roy Mackenzie, Mary Ellen Smith and Kelly Tuminelli (and, during his directorship, Sanjeev Mehra). Peter J. Kelly, our Chief Executive Officer, is not an independent director.
Board Nominations and Director Nomination Process
The Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between the annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including third-party search firms, current Board members, management, stockholders and other persons, as it deems appropriate. The Nominating and Corporate Governance Committee has retained a third-party search firm to assist with identifying, screening and evaluating potential candidates.
The Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate potential candidates. Consideration of candidates typically involves a series of internal discussions, review of candidate information, and interviews with selected candidates. The Nominating and Corporate Governance Committee will consider the candidate against the criteria it has adopted, as further discussed below, in the context of the Board’s then-current composition and the needs of the Board and its committees, and will ultimately recommend qualified candidates for election to the Board. Though the Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders, the Nominating and Corporate Governance Committee generally evaluates such candidates in the same manner by which it evaluates director candidates recommended by other sources. With respect to the director to be elected by the holders of shares of Series A Preferred Stock, such nominee is required to have been designated by the Apax Investor pursuant to the Apax Investment Agreement.
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As detailed in both the Nominating and Corporate Governance Committee Charter and the Corporate Governance Guidelines, director candidates are selected based upon various criteria, including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Director candidates are considered in light of the needs of the Board with due consideration given to the foregoing criteria. Board members are expected to prepare for, attend and participate in all Board and applicable committee meetings and the Company’s annual meetings of stockholders.
In addition, a stockholder may nominate candidates for election as a director, provided that the nominating stockholder follows the procedures set forth in Article II, Section 5 of the Company’s Second Amended and Restated By-Laws for nominations by stockholders of persons to serve as directors, including the requirements of timely notice and certain information to be included in such notice. Deadlines for stockholder nominations for next year’s annual meeting are included in the “Requirements, Including Deadlines, for Submission of Proxy Proposals” section on page 64.
Pursuant to our employment agreement with Peter J. Kelly, our Chief Executive Officer, Mr. Kelly is nominated to serve as a member of the Board during his period of employment under such agreement.
Board Qualifications
The Nominating and Corporate Governance Committee and the Board believe that variety along multiple dimensions, including skills, perspectives, personal and professional experiences, and other differentiating characteristics, is an important element of its nomination recommendations. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a candidate for director. However, Board candidates are selected based upon various criteria including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board may review these factors, including a wide range of skills, experiences and other attributes the Nominating and Corporate Governance Committee and Board believe would positively contribute to our Board, in considering candidates for Board membership.
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Optimal Mix of Skills and Experience of Director Nominees
Our nine director nominees bring a wide variety of backgrounds and experiences, collaboratively contributing significant skills and experiences in areas most relevant to overseeing the Company’s business and strategy. Skills and experience of our director nominees include, but are not limited to:

Accounting/Financial Reporting.   Experience in accounting or financial reporting, including an understanding of internal controls, accounting policies relating to financial statement preparation and applicable regulatory requirements; experience in overseeing such reporting and controls.
5 / 9
Capital Markets/Corporate Finance. Experience in investment banking, investor relations, financing or investing activities; financial management and capital allocation oversight experience.	6 / 9

Technology/Digital Marketplaces.   Experience in digital technology-related fields, resulting in knowledge of how to anticipate technological trends, general disruptive innovation (including AI), cybersecurity and IT risks; experience in digital platforms, solutions or marketing.
6 / 9
Marketing/Sales. Experience in managing sales and marketing activities; experience developing and managing strategic efforts to gain market share in new or existing markets.	4 / 9
Global Experience. Experience managing or operating businesses in international markets, including diverse business environments, economic conditions, cultures and regulatory frameworks.	8 / 9
Industry Experience. Experience in the automotive and/or remarketing industry.	4 / 9
Other Public Company Board Experience. Experience serving on another public company board.	4 / 9
Public Company Executive Experience. Experience in a senior executive leadership position at a public company.	8 / 9
CEO Experience. Experience as chief executive officer or similar business leader at a public company or large/middle-market private company.	3 / 9

Risk Management.   Experience in the management of enterprise-level risks; understanding of risk management functions, including risk identification/classification, crisis management and similar functions.
7 / 9

Strategic Planning & Transformation.   Experience leading organizations through significant strategic transactions or business transformations; experience in identifying strategic opportunities and/or developing emerging products, technologies, and business models.
9 / 9

Talent Management/Executive Compensation.   Experience in executive development, performance, and compensation, including designing and implementing incentive plans for public companies; experience with HR processes and strategies and efforts to attract, motivate, and retain key talent.
3 / 9
Information Regarding the Nominees for Election to the Board
The following information is furnished with respect to each nominee for election as a director. All of the nominees were elected by the stockholders at last year’s annual meeting, except for Kelly Tuminelli. Ms. Tuminelli was initially identified and recommended to the Nominating and Corporate Governance Committee as a potential nominee by a third-party search firm. Ms. Tuminelli was subsequently recommended by the Nominating and Corporate Governance Committee to the Board for election as a director and the Board has nominated Ms. Tuminelli to stand for election as a director at the 2026 annual meeting.
For so long as the Apax Investor meets certain beneficial ownership conditions as detailed in the Apax Investment Agreement, the Apax Investor has the right to designate one director to the Board. The Apax Investor has designated Roy Mackenzie for election in 2026 for a term expiring at the 2027 annual meeting. Consistent with the Apax Investment Agreement, our Board now nominates, and recommends, Mr. Mackenzie for election in 2026 for a term expiring at the 2027 annual meeting. The appointment of the Apax Investor designee will be voted on by the holders of Series A Preferred Stock at each annual meeting until the Apax Investor ceases to meet certain beneficial ownership conditions as detailed in the Apax Investment Agreement.
Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If Roy Mackenzie shall not be available for election as a director at the 2026 annual meeting, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee designated by the Apax Investor. If any of the other eight nominees is unavailable to stand for election as a director, your proxy holders will have the authority and discretion to vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the 2026 annual meeting. The ages of the nominees are as of the date of the 2026 annual meeting, June 5, 2026.
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Nominee for Election as Director to Be Elected by Holders of Series A Preferred Stock
Roy Mackenzie
Independent Director since June 2020 Age: 54 Current Board Committees: Compensation Committee
Career Highlights

•
Partner at Apax Partners, LP (“Apax”), a private equity advisory firm, since January 2003, and also serves on the Investment Committees for the Apax Buyout Funds and Apax Global Alpha.

•
Director of Azentio Software Private Limited, Trade Me Ltd, and Zellis Group, each in connection with investments by funds advised by Apax.

•
Previously served as a director of several companies in connection with investments by funds advised by Apax, including Duck Creek Technologies, Inc., Sophos Group plc, King Digital Entertainment plc, Exact Software NV, Epicor Software, Inc., Vyaire Medical, Inc. and NXP Semiconductors NV.

•
Holds an MBA from Stanford Graduate School of Business and a M.Eng in Electrical Engineering from Imperial College, London.

Other Public and Registered Investment Company Directorships: Partner at Apax; Duck Creek Technologies, Inc. (until March 2023)
Skills and Qualifications
Extensive experience working closely with management teams to build successful technology companies.
Substantial experience in evaluating companies’ strategies, operations and financial performance, which provides important perspectives and insights.
Deep technology expertise.
Current and prior public board service brings valuable skills and perspectives to our Board.
Mr. Mackenzie is a director who was designated by the Apax Investor under the terms of the Apax Investment Agreement. Only the holders of Series A Preferred Stock may vote on the election of Mr. Mackenzie as a director at the 2026 annual meeting.

The Board of Directors recommends a vote FOR the election of the foregoing nominee to the Board of Directors.
Proxies solicited by the Board of Directors will be voted “FOR” the election of the director nominee named in this proxy statement and on the proxy card unless stockholders specify a contrary vote.
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Nominees for Election as Directors to Be Elected by Holders of Common Stock and Series A Preferred Stock, Voting Together as a Single Class
Randolph Altschuler
Independent Director since June 2024 Age: 55 Current Board Committees: Audit Committee and Compensation Committee
Career Highlights

•
Co-founder and Chief Executive Officer of Xometry, Inc. (NASDAQ: XMTR), a global AI-powered marketplace provider for the manufacturing industry, since May 2013.

•
Co-founder and Executive Chairman of CloudBlue Technologies, Inc., a provider of recycling services for electronic equipment, from January 2008 to September 2013.

•
Co-founder and Co-Chief Executive Officer of OfficeTiger, Inc., a global business process outsourcing company, from 2000 to 2007.

•
Graduate of Princeton University (BA) and Harvard Business School (MBA). Awarded a Fulbright Scholarship and studied at the University of Vienna in Austria.

Other Public Company Directorships: Xometry, Inc.

Skills and Qualifications

More than 20 years of experience leveraging technology, digital marketplaces and artificial intelligence (AI) to transform companies and industries. Extensive expertise developing digital marketplaces and applying AI to disrupt industries provides valuable perspective and insight as the Company continues executing its digital transformation.

Extensive financial, operational, strategic leadership, innovation and high-growth experience with digital companies, along with global company leadership experience.

Significant experience as a co-founder, executive and director of marketplace and technology companies, as well as serving as a CEO and member of the board of directors at a multinational public company.

Deep understanding of emerging technology and digital transformation.
Carmel Galvin
Independent Director since February 2020 Age: 57 Current Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee
Career Highlights

•
Chief People Officer of Klaviyo, Inc. (NYSE: KVYO), a marketing automation platform technology company, since April 2024.

•
Chief People Officer at Stripe, Inc., a payment software services and solutions company from January 2021 to January 2024.

•
Chief Human Resources Officer (“CHRO”) and Senior Vice President, People and Places, at Autodesk, Inc., a multinational software corporation, from March 2018 to January 2021.

•
CHRO and Senior Vice President at Glassdoor, Inc., a job listing platform, from April 2016 to February 2018.

•
CHRO and Senior Vice President at Advent Software, Inc., an investment management software company, from October 2014 to April 2016.

•
Vice President of Talent & Culture Development for Deloitte New-venture Accelerator (DNA), from May 2013 to October 2014.

•
Provided human resources consulting services from January 2011 to April 2013 at Front Arch, Inc. and from September 2009 to December 2011 at Corporate Leadership Council (CLC), Corporate Executive Board.

•
Managing Director, Global Head of Human Resources at Moody’s Analytics (formerly Moody’s KMV) from November 2004 to March 2008 and Vice President, Global Head of Human Resources at Barra, Inc. from September 1995 to June 2002.

•
Graduate of Trinity College Dublin (BA) and University College Dublin (MBS).

Skills and Qualifications
More than 30 years of talent and culture leadership experience with global organizations in the technology and online sectors.

Extensive experience in helping transform global companies, including leading diversity and inclusion, employee engagement and culture management efforts at companies with varied locations, languages and cultures.

Significant experience with executive compensation programs and practices, including working directly with boards and compensation committees on compensation, talent and succession planning initiatives.

Provides diverse international perspective.

10

J. Mark Howell
Independent Director since December 2014 Chair of the Board since June 2025 Age: 61 Current Board Committees: Audit Committee
Career Highlights

•
Managing Director of Mintaka Ventures, LLC, a firm focused on private investments, since August 2021.

•
President and Chief Executive Officer of Conexus Indiana, Indiana’s advanced manufacturing and logistics initiative sponsored by Central Indiana Corporate Partnership, Inc., from January 2018 to August 2021.

•
Chief Operating Officer of Angie’s List, Inc., a national local services consumer review service and marketplace, from March 2013 to September 2017. Angie’s List, Inc. was acquired in 2017 and merged into ANGI Homeservices Inc.

•
President, Ingram Micro North America Mobility of Ingram Micro Inc., a technology distribution company, from 2012 to 2013.

•
President, BrightPoint Americas of BrightPoint, Inc., a distributor of mobile devices for phone companies, including Chief Operating Officer, Executive Vice President and Chief Financial Officer, from 1994 to 2012. BrightPoint, Inc. was sold to Ingram Micro Inc. in 2012.

•
Vice President and Corporate Controller of ADESA from August 1992 to July 1994, now a wholly owned subsidiary of the Company.

•
Audit Staff and Senior Staff at Ernst & Young LLP.

•
Graduate of the University of Notre Dame (BBA in Accounting).

Skills and Qualifications
Extensive senior leadership experience at internet based and technology driven companies provides valuable insight as the Company continues to advance its digital transformation.
Significant executive leadership experience in the public company sector.
Provides unique, in depth knowledge of the Company and its industry as a former employee of ADESA.
Substantial financial experience. Certified Public Accountant with experience in public accounting and public companies.

Cybersecurity Certification: Mr. Howell earned a CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors and the Software Engineering Institute of Carnegie Mellon University.

Stefan Jacoby
Independent Director since June 2019 Age: 68 Current Board Committees: Nominating and Corporate Governance Committee (Chair)
Career Highlights

•
Consultant in the automotive industry since January 2018, including serving as Chairman of the Board of Sion Power Corporation since May 2023 and as Non-Executive Director of McLaren Group from September 2021 to September 2024.

•
Executive Vice President of General Motors Company, a multinational company that designs, manufactures and markets vehicles worldwide, and President of GM International Operations, from August 2013 to January 2018.

•
Chief Executive Officer and President of Volvo Car Corporation, a multinational vehicle manufacturer and marketer, from August 2010 to October 2012.

•
Served in several capacities at Volkswagen AG, a multinational automotive manufacturing company, between 2004 and 2010, most recently serving as Chief Executive Officer and President of Volkswagen Group of America from 2007 to 2010 and as Executive Vice President of Group Marketing and Sales at Volkswagen AG from 2004 to 2007.

•
Chief Executive Officer and President of Mitsubishi Motors Europe, the European headquarters of automotive manufacturer Mitsubishi Motors, from 2001 to 2004.

•
Served in a variety of finance and leadership roles at Volkswagen AG from 1985 to 2001.

•
Graduate of the University of Cologne, Germany.

Other Public Company Directorships: Innoviz Technologies Ltd.

Skills and Qualifications

More than 30 years of broad international experience in the automotive industry, including senior management positions with global automakers in Germany, Japan, the Netherlands, Sweden, Singapore and the United States.

Deep insights and understanding of the macro trends and technologies rapidly transforming the automotive industry, including mobility as a service and autonomous vehicles.

Extensive knowledge of customer experience and retail structures. Expansive experience in finance, sales and marketing has given him a deep understanding of the impact of both areas on profitability and successful market growth.

Strong leadership skills in managing and motivating people for establishing momentum for growth and change, building high performance teams in transformative periods and recruiting and retaining senior management.

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Peter Kelly
Director since April 2021 Age: 57 Chief Executive Officer
Career Highlights

•
Chief Executive Officer of the Company since April 2021.

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President of the Company from January 2019 to March 2021.

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President of Digital Services of the Company from December 2014 to January 2019 and Chief Technology Officer of the Company from June 2013 to January 2019.

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President and Chief Executive Officer of OPENLANE US, Inc. (“OPENLANE US”), a subsidiary of the Company, from February 2011 to June 2013.

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President and Chief Financial Officer of OPENLANE US from February 2010 to February 2011.

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Co-founded OPENLANE US in 1999, and served in a number of executive roles at OPENLANE US from 1999 to 2010.

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Prior to his work with OPENLANE US, managed engineering, construction and procurement projects for Taylor Woodrow, a U.K.-based construction and development firm, from 1989 to 1997.

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Graduate of the University College Dublin (Engineering) and Stanford University (MBA).

Skills and Qualifications

More than 25 years of experience in the Company’s industry, with unique insights gained as a co founder and executive of a digital auction start up and subsequently as a senior executive of the Company, leading our digital services and technology teams and offerings.

As former President and now Chief Executive Officer, Mr. Kelly has a thorough and in depth understanding of the Company’s business and industry, including its employees, business units, customers and digital opportunities, which provides an additional perspective to the Board. Mr. Kelly’s entrepreneurial mindset provides further unique perspective.

Deep insights into the businesses and technologies rapidly transforming the Company’s business and industry.
Strong leadership skills and technology expertise.
Michael T. Kestner
Independent Director since December 2013 Age: 72 Current Board Committees: Audit Committee (Chair) and Nominating and Corporate Governance Committee
Career Highlights

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Consultant in the building products and automotive industry since December 2015.

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Chief Financial Officer of Building Materials Holding Corporation, a building products company, from August 2013 to December 2015.

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Partner in FocusCFO, LLC, a consulting firm providing part time CFO services, from April 2012 to August 2013.

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Executive Vice President, Chief Financial Officer and a director of Hilite International, Inc., an automotive supplier of powertrain parts, from October 1998 to July 2011.

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Chief Financial Officer of Sinter Metals, Inc., a supplier of powder metal precision components, from 1995 to 1998.

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Served in various capacities at Banc One Capital Partners, Wolfensohn Ventures LP and as a senior audit manager at KPMG LLP.

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Graduated from Southeast Missouri State University.

Skills and Qualifications

Extensive business, management, and operational experience as a senior leader in the automotive industry both domestically and internationally provides him with valuable leadership skills and additional insight into business, financial and strategic matters that are important to the Company.

Brings valuable experience and perspective from serving over 20 years as a CFO of public and private companies, including in the areas of accounting and financial reporting, internal controls and procedures, compliance, risk management, investor relations, capital markets, strategic cost initiatives, complex financial transactions, and mergers, acquisitions and divestitures.

Extensive experience in financial analysis and financial statement preparation.
Certified Public Accountant with experience in public accounting and public companies.

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Mary Ellen Smith
Independent Director since October 2019 Age: 66 Current Board Committees: Audit Committee and Nominating and Corporate Governance Committee
Career Highlights

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Corporate Vice President of Worldwide Business Operations of Microsoft Corporation (“Microsoft”), a technology company, from 2013 to January 2024.

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Vice President of Worldwide Commercial Operations of Microsoft from 2011 to 2013, General Manager of Commercial Operations of Microsoft from 2010 to 2011, and President and General Manager of Microsoft Licensing, GP from 2006 to 2010.

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Served in several roles at Hewlett Packard Company from 1996 to 2006, including Vice President of Volume Direct and Supply Chain Operations from 2004 to 2006, and Vice President of Worldwide Customer Operations from 2002 to 2004.

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Stanford University: Fellow, Distinguished Careers Institute (2024-2025); Adjunct Lecturer (2025 -2026); Certificates earned: Director’s Consortium and Executive MBA Program. Graduate of Bowling Green State University (BSBA) and Wright State University (MBA).

Skills and Qualifications
Over 30 years of experience in the technology industry, focusing on global operations strategy, business transformation, change management, manufacturing, supply chain and logistics.

Expertise in digital business transformation and generative AI, transforming business processes from physical to digital supply chain operations, driving highly impactful business model and cost improvements.

Knowledge in leading go-to-market growth and expansion, building operating performance models for new businesses in emerging and global markets.
Proven leader in managing high performance teams, championing diversity and inclusion across all dimensions.
Risk and Cybersecurity Certifications: Ms. Smith earned a Qualified Risk Director designation and a Certificate in Cyber Risk Governance from the DCRO Institute.
Kelly Tuminelli
Independent Director Nominee Age: 58
Career Highlights

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Executive Vice President and Chief Financial Officer of TriNet Group, Inc. (“TriNet”), a technology-enabled HR solutions provider, from October 2020 to November 2025.

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Executive Vice President and Chief Financial Officer of Genworth Financial, Inc. (“Genworth”) from October 2015 to August 2020. Served in various finance roles at Genworth and its predecessor companies, including GE Financial Assurance, since 1996, including SVP, Financial Reporting & Operations and Chief Accounting Officer from 2012 to 2015, SVP, Investment Portfolio Management from 2010 to 2012, and SVP and Chief Financial Officer, Retirement & Protection Division from 2008 to 2010.

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Served as an audit manager at PwC.

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Graduate of the University of Washington (B.A. in Business Administration). Completed The Executive Program (TEP) at the University of Virginia Darden School of Business. Certified Public Accountant and a Chartered Global Management Accountant.

Other Public Company Directorships: TaskUs, Inc.

Skills and Qualifications
Extensive finance and accounting expertise, including serving as CFO and principal accounting officer of two publicly traded companies.
Significant public company executive leadership experience, including over 20 years as a financial executive of financial services and technology companies.

Extensive financial management, investor relations, capital markets, M&A, digital technologies (including AI), and risk management experience provides valuable perspective and insight as the Company executes its progressive digital strategy.

Other board service, including currently serving as audit committee chair of a publicly traded AI-powered digital solutions company, and as an independent director for a privately held global insurance company, brings valuable skills and perspectives to our Board.

The Board of Directors recommends a vote FOR the election of each of the foregoing eight nominees to the Board of Directors.
Proxies solicited by the Board of Directors will be voted “FOR” the election of each of the eight director nominees named in this proxy statement and on the proxy card unless stockholders specify a contrary vote.
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BOARD STRUCTURE AND CORPORATE GOVERNANCE
Role of the Board
The Board oversees the Company’s CEO and other members of senior management in the competent and ethical operation of the Company and assures that the long-term interests of the stockholders are being served. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Company’s Corporate Governance Guidelines are available on our website, corporate.openlane.com, by clicking on “Investors” and then the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.
Board Leadership
The Company’s Corporate Governance Guidelines provide that the Board shall be free to choose its Chair in any way it deems best for the Company at any given point in time. If the Chair is not an independent director, the independent directors are to annually appoint a Lead Independent Director. The Board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances.
Our Board believes that having an independent Chair provides the most appropriate leadership structure for the Company at this time. The current Chair of the Board is J. Mark Howell, who began serving in such position in June 2025. Mr. Howell has a wealth of leadership experience and deep understanding of the Company and the Board from serving as a member of the Board since December 2014.
Given the Chair is an independent director, the Board does not currently have a Lead Independent Director. The duties of the Chair are substantially similar to those of the Lead Independent Director. The Board has adopted a Lead Independent Director Charter, which sets forth a clear mandate with significant authority and responsibilities for the Lead Independent Director or independent Chair, as applicable, including:
Board Meetings and Executive Sessions
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Has the authority to call meetings of the independent directors, and calls and develops the agenda for executive sessions of the independent directors.

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Presides at all meetings of the Board at which the Chair of the Board is not present (if not the same person), including executive sessions of the independent directors.

Meeting Agendas, Schedules and Materials
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Reviews, in consultation with the Chair (if not the same person) and the CEO:

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agendas for Board meetings;

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meeting schedules to assure there is sufficient time for discussion of all agenda items; and

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information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information.

Board/Director Communications	• Serves as principal liaison on Board-wide issues among the independent directors and the Chair (if not the same person) and the CEO and facilitates communication generally among directors.
Stockholder Communications	• If requested by stockholders, ensures that he or she is available, when appropriate, for consultation and direct communication.
Chair and CEO Performance Evaluations
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Together with the Compensation Committee, conducts an annual evaluation of the Chair (if not the same person) and the CEO, including an annual evaluation of his or her respective interactions with the independent directors.

Outside Advisors and Consultants
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Recommends to the independent directors the retention of advisors and consultants who report directly to the Board, and, upon approval by the independent directors, retains such advisors and consultants.

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Executive Sessions
The independent directors of the Company meet in executive session at every regularly scheduled Board meeting. The Company’s Corporate Governance Guidelines state that the Chair of the Board (if an independent director) or the Lead Independent Director (if the Chair of the Board is not an independent director) shall preside at such executive sessions, or in such director’s absence, another independent director designated by the Chair of the Board or the Lead Independent Director, as applicable. Currently, Mr. Howell, our independent Chair of the Board, presides at the executive sessions of our independent directors.
Board Meetings and Attendance
The Board held five meetings during 2025. All of the incumbent directors attended at least 75% of the meetings of the Board and Board committees on which they served during 2025. As stated in our Corporate Governance Guidelines, each director is expected to attend all annual meetings of stockholders. All of our then serving directors attended last year’s annual meeting of stockholders.
Board Committees
In 2025, the Board maintained three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of our committees operates pursuant to a written charter. Copies of the committee charters are available on our website, corporate.openlane.com, by clicking on “Investors” and then the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC. The following table sets forth the current membership of each committee:

(1)
Mr. Howell serves as Chair of the Board.

(2)
Mr. Kelly is our CEO.

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A description of each Board committee is set forth below.
Audit Committee
8	meetings held in 2025
Independence and financial literacy: Each member of the Audit Committee is “financially literate” under the NYSE rules, and each of Messrs. Howell and Kestner has been designated as an “audit committee financial expert” as defined by the SEC. In addition, the Board has determined that each member of the Audit Committee meets the standards of “independence” established by the NYSE and is “independent” under the independence standards for audit committee members adopted by the SEC.

Primary Responsibilities: Our Audit Committee assists the Board in its oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence and the performance of our independent registered public accounting firm. The Audit Committee (i) reviews the audit plans and findings of our independent registered public accounting firm and our internal audit team and tracks management’s corrective action plans where necessary; (ii) reviews our financial statements, including any significant financial items and changes in accounting policies or practices, with our senior management and independent registered public accounting firm; (iii) reviews our financial risk and control procedures, compliance programs (including our Code of Business Conduct and Ethics) and significant tax, legal and regulatory matters; (iv) reviews and approves related person transactions; and (v) has the sole discretion to appoint annually our independent registered public accounting firm, evaluate its independence and performance and set clear hiring policies for employees or former employees of the independent registered public accounting firm. The Audit Committee meets with the Company’s Chief Financial Officer, the Company’s head of Internal Audit and representatives of KPMG in separate executive sessions on a quarterly basis. The Audit Committee also assists the Board in its oversight of the Company’s policies, process, and structure related to risk assessment and risk management. The Audit Committee also provides oversight for matters relating to cybersecurity and other risks related to information technology systems and procedures and emerging technologies (including AI). The Company’s Chief Information Security Officer reports to the Audit Committee quarterly on information security matters, including, among other things, the Company’s cyber risks and threats, the status of projects to strengthen the Company’s information security systems, assessments of the Company’s cybersecurity program and the emerging threat landscape.
Compensation Committee
5	meetings held in 2025	Independence: Each member of the Compensation Committee is independent under the NYSE rules (including the enhanced independence requirements for compensation committee members).
Primary Responsibilities: The Compensation Committee reviews and recommends policies relating to the compensation and benefits of our executive officers and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of our CEO and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and approves the compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of equity and other awards under our equity plans.
Nominating and Corporate Governance Committee
4	meetings held in 2025	Independence: Each member of the Nominating and Corporate Governance Committee is independent under the NYSE rules.
Primary Responsibilities: The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. The Nominating and Corporate Governance Committee also reviews non-employee director compensation on an annual basis and makes recommendations to the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the Board concerning governance matters. The Nominating and Corporate Governance Committee also assists the Board in the general oversight of the Company’s ESG strategy. As required by the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee oversees an annual evaluation process of the Board and each committee of the Board, as discussed in more detail under “Board and Committee Evaluation Process” below.
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Board and Committee Evaluation Process
The Board conducts an annual self-evaluation to assess whether the Board, its committees, and each member of the Board are working effectively, and to provide an opportunity to reflect upon and improve processes and effectiveness. The Nominating and Corporate Governance Committee oversees the annual evaluation process of the Board and each of its committees, and the independent Chair of the Board leads the evaluation interviews and feedback sessions.
The evaluation process includes a self-evaluation by the Board, a self-evaluation by each committee of the Board, and a peer evaluation by each director of each other Board member. The independent Chair of the Board also conducts a personal interview with each Board member to gather in depth perspectives and candid insight about Board, committee and individual director effectiveness and suggestions for improvement. Once the evaluation process is complete, the independent Chair of the Board reports to the full Board the results, including any recommendations, which are discussed by the full Board and each committee, as applicable, and changes in practices or procedures are considered and implemented as appropriate.
The Nominating and Corporate Governance Committee, in conjunction with the independent Chair of the Board and with the support of the Secretary, reviews the format of the evaluation process each year to ensure that actionable feedback is solicited on the operation and effectiveness of the Board, the Board committees and each Board member. The Nominating and Corporate Governance Committee also utilizes the results of this evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.
Our multi-step evaluation process generates robust comments and discussion at all levels of the Board, including with respect to Board composition and processes. These evaluation results have led to changes designed to increase Board effectiveness and efficiency. For example, over the past few years, enhancements have been made regarding the structure of the Board and its committees, Board succession planning, meeting materials and discussion topics, and ensuring Board agendas provide ample time for discussion of strategic matters.
Consistent with corporate governance best practices, the Board periodically engages an independent third-party advisor experienced in corporate governance matters to facilitate, and bring an outside perspective to, the Board’s annual self-evaluation process. The Board most recently engaged such an advisor in 2024, and the advisor’s findings and recommendations were utilized to further enhance Board effectiveness and efficiency in 2025.
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Board’s Risk Oversight
Management is responsible for assessing and managing risk at the Company, including communicating the most material risks to the Board and its committees. The Board has primary responsibility for risk oversight, with a focus on the most significant risks facing the Company. Oversight of the Company’s risks is carried out by the Board as a whole and by each of its committees.
The Board’s leadership structure, through its committees, supports its role in risk oversight. In general, the committees oversee the following risks:
The Board maintains oversight over such risks through the receipt of reports from the committee chairs at each regularly scheduled Board meeting, which may include a discussion of risks initially overseen by the committees for input from the Board. Throughout the year, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to review and discuss specific risk topics in greater detail.
As part of the risk management process, risk assessments are conducted by management to identify and prioritize the most significant enterprise risks to the Company. These risk assessments help guide the focus and selection of risks that are brought to the Board and its committees. The reviews by the Board and its committees occur principally through the receipt of reports from management and third parties on applicable areas of risk, and discussions with management and third parties regarding risk assessment and risk management.
At its regularly scheduled meetings, the Board generally receives a number of reports which include information relating to risks faced by the Company. The Company’s Chief Financial Officer provides a report on the Company’s results of operations, its liquidity position, including an analysis of prospective sources and uses of funds, and the implications to the Company’s debt covenants and credit rating, if any. The Company’s Chief Legal Officer provides a privileged report which provides information regarding the status of the Company’s material litigation and other legal matters, if any, including the Company’s continuing compliance with applicable laws and regulations. The Company’s Chief Information Security Officer provides a report to the Audit Committee quarterly and Board annually on cybersecurity matters, including the Company’s cyber risks and threats, any incidents or events, the status of projects to further strengthen the Company’s information security systems, assessments of the Company’s cybersecurity program and the emerging regulatory and threat landscape. Further, the Company’s business leaders regularly provide information relating to certain strategic, operational and competitive risks, including risks related to AI and other emerging technologies.
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Corporate Governance Documents
The Board has adopted the following corporate governance documents:
Document	Purpose/Application
Code of Business Conduct and Ethics	Applies to all of the Company’s employees, officers and directors, including those officers responsible for financial reporting.
Code of Ethics for Principal Executive and Senior Financial Officers	Applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and such other persons who are designated by the Board.
Corporate Governance Guidelines	Contains general principles regarding the functions of the Board and its committees.
Committee Charters	Apply to the following Board committees, as applicable: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Lead Independent Director Charter	Sets forth a clear mandate and significant authority and responsibilities for the Lead Independent Director or independent Chair of the Board.
We expect that any amendment to or waiver of the codes of ethics that apply to executive officers or directors will be disclosed on the Company’s website. The foregoing documents are available on our website, corporate.openlane.com, by clicking on “Investors” and then the “Governance” tab and in print to any stockholder who requests them. Requests should be made to OPENLANE, Inc., Investor Relations, 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2025, each of Messrs. Altschuler, Mackenzie and Mehra and Ms. Galvin served as members of the Compensation Committee. None of our executive officers serve, or in fiscal year 2025 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. None of the individuals serving as members of the Compensation Committee during fiscal year 2025 are now or were previously an officer or employee of the Company or its subsidiaries.
Stockholder Communications With the Board
Any stockholder or other interested parties desiring to communicate with the Board, the Chair of the Board, a committee of the Board or any of the independent directors individually or as a group regarding the Company may directly contact such directors by delivering such correspondence to the Company’s Chief Legal Officer at OPENLANE, Inc., 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032. Our Chief Legal Officer reviews all such correspondence and forwards to the applicable director(s) copies of all such applicable correspondence.
The Audit Committee has established procedures for employees, stockholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, auditing or any other relevant matters.
Stockholder Engagement
We value the feedback and perspectives of our stockholders. Our Investor Relations team and business leaders participate in numerous investor meetings throughout the year to discuss our business, strategy and financial results. In addition to this traditional year-round engagement, over the past several years we have also conducted post-annual meeting engagement to offer investors the opportunity to specifically discuss corporate governance, executive compensation and ESG related matters, and held discussions with all the stockholders who wanted to meet.
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DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain independent, qualified candidates to serve on the Board. The Board makes all director compensation determinations after considering the recommendations of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews director compensation annually, assisted periodically by an independent compensation consultant (most recently by Exequity LLP (“Exequity”) in February 2026).
In February 2026, in consultation with Exequity and after review of market data and current comparator group data (also used in executive compensation benchmarking), the Nominating and Corporate Governance Committee recommended, and the Board approved, the following changes to our director compensation program for 2026 to more closely align with market and comparator group practices: (i) increased the annual stock retainer to $220,000; (ii) increased the Nominating and Corporate Governance Committee Chair fee to $15,000; (iii) increased the Audit Committee membership fee to $10,000; and (iv) implemented a $5,000 membership fee for the Compensation Committee and the Nominating and Corporate Governance Committee.
In setting director compensation, we consider various factors including market comparison studies and trends, the responsibilities of directors generally, including committee chairs, and the significant amount of time that directors expend in fulfilling their duties. In establishing the non-employee director compensation recommendations, the Nominating and Corporate Governance Committee utilized a balance of cash and equity, with the majority of the compensation delivered through equity grants. Pursuant to the Omnibus Plan, non-employee directors are not eligible to receive aggregate compensation, including equity awards and cash fees, exceeding $750,000 in total value in any calendar year. Directors who also serve as employees of the Company do not receive payment for service as directors. Mr. Mackenzie (and, during his directorship, Mr. Mehra) agreed not to receive compensation for his service as a director.
Components of Director Compensation
For 2025, non-employee directors were entitled to receive the following cash and stock retainers:
2025 Components	Annual Amount	Form of Payment(1)
Annual Cash Retainer(2)	$85,000	Cash
Annual Stock Retainer(3)	$170,000	Restricted Stock
Independent Chair Fee(4)	$100,000	Cash
Audit Committee Chair Fee	$35,000	Cash
Compensation Committee Chair Fee	$20,000	Cash
Nominating and Corporate Governance Chair Fee	$10,000	Cash
Audit Committee Membership Fee	$7,500	Cash

(1)
May elect to receive the annual cash retainer and committee membership fees in shares of our common stock.

(2)
One-fourth of the annual cash retainer is paid at the end of each quarter, provided the director served as a director in such fiscal quarter.

(3)
Pursuant to our Policy on Granting Equity Awards, unless specifically provided otherwise by the Compensation Committee or the Board, annual grants for directors are effective on the date of the annual meeting at which the director was elected or re-elected. The annual restricted stock grant vests after one year (i.e., on the anniversary of the annual meeting) and is subject to forfeiture until vested. The number of shares of our common stock received is based on the value of the shares on the date of the restricted stock grant.

(4)
If the Board Chair is not an independent director, the Lead Independent Director would be entitled to a $37,500 fee.

Annual cash and stock retainers and any applicable fees described above are prorated for non-employee directors who begin such service on a date other than the date of the Company’s annual meeting of stockholders. Directors do not receive fees for attending Board or committee meetings. All of our directors are reimbursed for reasonable expenses incurred in connection with attending Board meetings, committee meetings and director education events.
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Director Deferred Compensation Plan
Our Board adopted the KAR Auction Services, Inc. Directors Deferred Compensation Plan (the “Director Deferred Compensation Plan”) in December 2009. Pursuant to the terms of the Director Deferred Compensation Plan, each non-employee director may elect to defer the receipt of his or her cash director fees into a pre-tax interest-bearing deferred compensation account, which account accrues interest as described in the Director Deferred Compensation Plan. Amounts under the Director Deferred Compensation Plan may also be invested in the same investment choices as are available under our 401(k) plan. Non-employee directors also may choose to receive all or a portion of their annual stock retainer in the form of a deferred share account that tracks shares of our common stock. The Director Deferred Compensation Plan provides that the amount of cash in a director’s deferred cash account, plus the number of shares of our common stock equal to the number of shares in the director’s deferred share account, will be delivered to a director in installments over a specified period or within 60 days following the date of the director’s departure from the Board, with cash being paid in lieu of any fractional shares.
Director Stock Ownership and Holding Guidelines
The Company’s non-employee directors are subject to the Company’s director stock ownership and holding guidelines. The Company’s stock ownership guideline requires each non-employee director to own a minimum of five times his or her annual cash retainer amount in shares of Company stock. All non-employee directors are in compliance with this stock ownership guideline. These guidelines do not apply to Mr. Mackenzie (and, during his directorship, Mr. Mehra), who agreed to waive all non-employee director compensation in 2025. The stock holding guideline requires each non-employee director to hold any shares of the Company’s common stock granted by the Company for at least three years post vesting while serving as a director, subject to certain exceptions approved by the Nominating and Corporate Governance Committee.
Director Compensation Paid in 2025
The following table provides information regarding the fiscal 2025 compensation paid to non-employee directors:
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Randolph Altschuler	$92,500	$170,018	$262,518
Carmel Galvin	$105,000	$170,018	$275,018
J. Mark Howell	$161,229	$170,018	$331,247
Stefan Jacoby	$95,000	$170,018	$265,018
Michael T. Kestner	$151,271	$170,018	$321,289
Roy Mackenzie(3)	—	—	—
Sanjeev Mehra(3)	—	—	—
Mary Ellen Smith	$92,544	$170,018	$262,562

(1)
The amounts represent the $85,000 annual cash retainer paid to each non-employee director, plus an additional $100,000 paid to the Chair of the Board (prorated to reflect Mr. Kestner serving as Chair until June 6, 2025 and Mr. Howell serving as Chair thereafter), an additional $35,000 paid to the Chair of the Audit Committee (prorated to reflect Mr. Howell serving as Chair until June 6, 2025 and Mr. Kestner serving as Chair thereafter), an additional $20,000 paid to the Chair of the Compensation Committee, an additional $10,000 paid to the Chair of the Nominating and Corporate Governance Committee, and an additional $7,500 paid to members of the Audit Committee (other than the Chair). Pursuant to the Director Deferred Compensation Plan, Mr. Altschuler elected to defer his annual cash retainer and his Audit Committee membership fee in a deferred cash account. Ms. Smith elected to receive her annual cash retainer and her Audit Committee membership fee in shares of the Company’s common stock.

(2)
The amounts represent the aggregate grant date fair value, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), of shares of restricted stock awarded to each non-employee director as an annual stock retainer. Each non-employee director who was serving as a director after June 6, 2025, the date of our 2025 annual meeting, received 7,195 shares of restricted stock as an annual stock retainer in June 2025. Pursuant to the Director Deferred Compensation Plan, Messrs. Altschuler, Howell and Kestner and Ms. Smith

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each elected to receive 100% of his or her annual stock retainer in a deferred share account. Please see “Outstanding Director Awards” below for the aggregate number of stock awards outstanding at fiscal year-end for each non-employee director.
(3)
Messrs. Mackenzie and Mehra each agreed to waive all non-employee director compensation in 2025.

Mr. Kelly was not entitled to receive any fees or other compensation for serving as a member of our Board in 2025 because he was employed by the Company.
Outstanding Director Awards
The following table sets forth information regarding the number of unvested or deferred shares of our common stock held by each non-employee director as of December 31, 2025:
Name	Unvested Shares(1)	Deferred Phantom Shares and Dividend Equivalents(2)
Randolph Altschuler	7,195	9,727
Carmel Galvin	7,195	36,254
J. Mark Howell	7,195	59,712
Stefan Jacoby	7,195	17,672
Michael T. Kestner	7,195	76,367
Roy Mackenzie	—	—
Sanjeev Mehra	—	—
Mary Ellen Smith	7,195	36,128

(1)
This number represents unvested shares of restricted stock and, for those directors who deferred, unvested phantom stock.

(2)
This number represents vested phantom stock and dividend equivalents which are deferred in each director’s account pursuant to the Director Deferred Compensation Plan. These shares will be settled for shares of our common stock on a one-for-one basis.

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BENEFICIAL OWNERSHIP OF COMPANY STOCK
The following table sets forth certain information with respect to the beneficial ownership of our common stock and Series A Preferred Stock as of April 7, 2026 of: (1) each person or entity who beneficially owns more than 5% of any class of the Company’s voting securities; (2) each of our directors, director nominees and named executive officers; and (3) all of our directors, director nominees and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each stockholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table. The percentage calculations below are based on 105,914,596 shares of our common stock and 300,277 shares of Series A Preferred Stock outstanding as of April 7, 2026, rather than the percentages set forth in any stockholder’s Schedule 13D or Schedule 13G filing. Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o OPENLANE, Inc., 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032.
	Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)	Number of Shares	Percent of Class
5% BENEFICIAL OWNERS
Ignition Acquisition Holdings LP(3)	—(4)	—(4)	288,323	96.02%
BlackRock, Inc.(5)	15,963,312	15.07%
The Vanguard Group(6)	12,264,053	11.58%
Bank of Montreal(7)	7,485,668	7.07%
Dimensional Fund Advisors LP(8)	7,059,387	6.67%
NAMED EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES
Randolph Altschuler	16,922	*
Charles S. Coleman(9)	94,097	*
James Coyle	73,425	*
Carmel Galvin	53,582	*
Bradley P. Herring	16,190	*
J. Mark Howell	82,207	*
Stefan Jacoby	65,298	*
Peter J. Kelly(9)	1,663,517	1.56%
Michael T. Kestner	94,484	*
Brad Lakhia	9,220	*
Roy Mackenzie(3)	—	—	288,323	96.02%
William C. Mitchell	22,351	*
Mary Ellen Smith	82,486	*
Kelly Tuminelli	—	—
Executive officers, directors and director nominees as a group (15 persons)(10)	2,377,167	2.22%

*
Less than one percent

(1)
The number of shares includes shares of our common stock subject to vesting requirements and options exercisable within 60 days of April 7, 2026.

(2)
Shares subject to options exercisable within 60 days of April 7, 2026 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(3)
Based solely on information disclosed in a Schedule 13D filed with the SEC on July 2, 2020, as amended on September 14, 2020, September 11, 2025, and October 8, 2025, reflects securities beneficially owned by Ignition Acquisition Holdings LP. In this filing, it was disclosed that Ignition Acquisition Holdings GP, LLC, as the general partner of Ignition Acquisition Holdings LP, Ignition Parent LP, as the sole member of Ignition Acquisition Holdings GP, LLC, Ignition GP LLC, as the general partner of Ignition Parent LP, Ignition Topco Ltd, as the sole member of Ignition GP LLC, Apax X GP Co. Limited, as

23

investment manager of the relevant investment vehicles in the fund known as Apax X, which is the sole shareholder of Ignition Topco Ltd, and Apax Guernsey (Holdco) PCC Limited Apax X Cell, as the sole parent of Apax X GP Co. Limited, may be deemed to be the beneficial owners having shared voting and investment power with respect to the securities. Based on information provided by the security holder and information disclosed in a Registration Statement on Form S-3 filed with the SEC on February 22, 2024, Apax X GP Co. Limited is controlled by its board of directors that is comprised of the following persons: Elizabeth Burne, Simon Cresswell, Andrew Guille, Martin Halusa, Paul Meader and Jeremy Latham. The address of Ignition Acquisition Holdings LP, Ignition Acquisition Holdings GP, LLC, Ignition Parent LP and Ignition GP LLC is c/o Apax Partners US, LLC, 601 Lexington Avenue, New York, NY 10022. The address of Ignition Topco Ltd is P.O. Box 656, East Wing, Trafalgar Court, Les Banques, St. Peter Port, Guernsey GY1 3PP. The address of Apax X GP Co. Limited is Third Floor, Royal Bank Place, 1 Glategny Esplanade, St. Peter Port, Guernsey, GY1 2HJ. Mr. Mackenzie is a partner at Apax and is also our director. Mr. Mackenzie disclaims beneficial ownership of the shares of common stock beneficially owned by Ignition Acquisition Holdings LP.
(4)
At the close of business on April 7, 2026, the record date, (i) Ignition Acquisition Holdings LP held in the aggregate voting power equivalent to 16,265,408 shares of our common stock, approximately 13.31% of our common stock on an as converted basis.

(5)
Based solely on information disclosed in a Schedule 13G/A filed by BlackRock, Inc. on April 30, 2025. According to this Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 15,760,571 shares, sole dispositive power with respect to 15,963,312 shares, and no shared voting or dispositive power. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(6)
Based solely on information disclosed in a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. According to this Schedule 13G/A, The Vanguard Group had sole voting power with respect to zero shares, sole dispositive power with respect to 12,070,412 shares, shared voting power with respect to 86,022 shares and shared dispositive power with respect to 193,641 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. On March 27, 2026, The Vanguard Group filed a Schedule 13G/A noting that, following an internal realignment, it no longer has, or is deemed to have, beneficial ownership over any shares of our common stock. This Schedule 13G/A reported that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group.

(7)
Based solely on information disclosed in a Schedule 13G filed by Bank of Montreal, jointly with its affiliates Bank of Montreal Holding Inc., BMO Nesbitt Burns Inc. Wealth Management, BMO Asset Management Inc., BMO Nesbitt Burns Inc., BMO Bank N.A., BMO Capital Markets Corp., BMO Financial Corp., 1001271606 Ontario Inc, and Burgundy Asset Management, Inc., on February 12, 2026. According to this Schedule 13G, Bank of Montreal has sole voting power with respect to 5,476,287 shares, sole dispositive power with respect to 7,485,668 shares, and no shared voting or dispositive power. The address of Bank of Montreal and its affiliates is 1 First Canadian Place, Toronto, Ontario, Canada M5X1A1.

(8)
Based solely on information disclosed in a Schedule 13G filed by Dimensional Fund Advisors LP on February 9, 2024. According to this Schedule 13G, Dimensional Fund Advisors LP has sole voting power with respect to 6,957,873 shares, sole dispositive power with respect to 7,059,387 shares, and no shared voting or dispositive power. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(9)
Includes the following shares of our common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2026: Mr. Coleman, 19,763; and Mr. Kelly, 1,002,684.

(10)
Includes an aggregate of 1,089,156 shares of our common stock issuable pursuant to options that are exercisable within 60 days of April 7, 2026.

24

In accordance with Section 14A of the Exchange Act and related SEC rules, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the “Compensation Discussion and Analysis” section beginning on page 26 and the compensation tables that follow such section. The Company currently seeks this non-binding advisory vote from its stockholders annually, pursuant to the results of the stockholders’ vote at the Company’s 2023 annual meeting of stockholders selecting such frequency.
At the 2025 annual meeting, approximately 99% of the votes cast were in favor of the advisory vote to approve executive compensation. Our executive compensation program has received strong stockholder support of, on average, 96% of the votes cast over the past 5 years.
Our executive compensation program includes certain “best practices” in governance and executive compensation, including the following:
•
Pay for performance: Our executive compensation program is heavily tied to performance and is intended to closely align the interests of our named executive officers with the interests of our stockholders.

•
Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.

•
Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to review our executive compensation program and practices.

•
Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.

•
Clawback policy: Our clawback policy provides for the mandatory recovery and cancellation of an executive officer’s cash and equity incentive compensation in the event we are required to prepare an accounting restatement.

•
No excise tax gross-ups: The Company does not provide tax gross-ups with respect to severance or change in control arrangements.

•
Double-trigger vesting provisions in equity award agreements: Our equity awards permit accelerated vesting of assumed or replaced equity awards upon a change in control only if an executive experiences a qualifying termination of employment in connection with or following such change in control.

•
Robust equity ownership requirements: We have stock ownership guidelines that are applicable to our executive officers. The stock ownership guideline for our CEO is six times his annual base salary.

•
Relative performance metric: We utilize relative TSR as a performance metric for our PRSUs.

•
Stockholder alignment: We reward performance that meets or exceeds the performance goals that the Compensation Committee establishes with the objective of increasing stockholder value.

In deciding how to vote on this proposal, the Board encourages you to read the “Compensation Discussion and Analysis” section and the compensation tables that follow. Because this vote is advisory, it will not be binding upon the Board; however, the Board and the Compensation Committee value our stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
The affirmative vote of the holders of a majority of the shares present and entitled to vote at the 2026 annual meeting is required to approve this proposal.
The Board of Directors recommends that you vote FOR the advisory vote to approve executive compensation.
Proxies solicited by the Board of Directors will be voted “FOR” the advisory vote to approve executive compensation unless stockholders specify a contrary vote.
25

COMPENSATION DISCUSSION AND ANALYSIS
Overview
The following discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this proxy statement that describe the compensation awarded and paid to the named executive officers.
Named Executive Officers
Our named executive officers for the last completed fiscal year were (i) the chief executive officer; (ii) the two chief financial officers who served during the last completed fiscal year; and (iii) each of the three other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year. Our named executive officers are:
Name	Title
Peter J. Kelly	Chief Executive Officer
Bradley (“Brad”) P. Herring	Executive Vice President and Chief Financial Officer
Brad S. Lakhia*	Former Executive Vice President and Chief Financial Officer
James P. Coyle	Executive Vice President and President, Marketplace
Charles (“Chuck”) S. Coleman	Executive Vice President, Chief Legal Officer & Secretary
William (“Will”) C. Mitchell	President of Automotive Finance Corporation (“AFC”)

*
Mr. Lakhia resigned from the Company effective March 1, 2025.

This Compensation Discussion and Analysis is organized into six sections:
Executive Summary (pages 27-28)
Compensation Philosophy and Objectives (page 29)
Role and Responsibilities in Determining Executive Compensation (pages 29-30)
Elements Used to Achieve Compensation Philosophy and Objectives (pages 31-38)
Compensation Policies and Other Information (pages 39-40)
Results of Say on Pay Vote at 2025 Annual Meeting (page 40)
2025 Pay For Performance Highlights
•
Exceptional Company financial performance, based on a combination of Adjusted EBITDA and US Open Marketplace Auction Fee Revenue, resulted in 2025 annual incentive program payouts at 200% of the target award amount.

•
The 2023 PRSUs vested at 91.4% as a result of the Company’s three-year cumulative Adjusted EBITDA and relative TSR performance.

•
Stock price vesting hurdles for certain 2021 performance-based stock options were achieved, resulting in a portion of the performance-based stock options vesting in 2025.

•
We continued to utilize rigorous goals for our annual and long-term incentives, and payouts are consistent with our performance against those goals.

•
We continued our heavy focus on performance-based compensation, with over 85% of named executive officers’ total compensation opportunity being variable, at-risk pay.

These highlights are discussed in more detail below.
26

2025 Business Highlights
For the year ended December 31, 2025, the Company continued to advance its digital strategy to deliver the best marketplace, best technology and best customer experience. Specific highlights for fiscal 2025 included:
Increased total revenue 8% to $1.9 billion (continuing operations)
Grew operating profit 8% to $196.6 million (continuing operations)
Generated $391.9 million in cash flow from operating activities representing 34% growth (continuing operations)
Grew dealer volumes 15%
Grew vehicles sold 2% to 1.47 million vehicles with a gross merchandise value of ~$29 billion

27

Our Executive Compensation Practices are Aligned with Stockholders’ Interests
We maintain a compensation program structured to achieve a close connection between executive pay and Company performance.
Executive Compensation Best Practices
WHAT WE DO

Pay for performance: Our executive compensation program is heavily tied to performance and is intended to closely align the interests of our named executive officers with the interests of our stockholders.

Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.
Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

“Double-trigger” equity vesting: Accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.

Robust equity ownership requirements: The stock ownership guideline is six times annual base salary for our CEO and three times annual base salary for our other executive officers. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.
Annual compensation risk assessment: Each year, we perform an assessment of any risks that could result from our compensation programs and practices.

Clawback policy: Our clawback policy provides for the mandatory recovery and cancellation of an executive officer’s cash and equity incentive compensation in the event we are required to prepare an accounting restatement.

Stockholder alignment: We reward performance that meets or exceeds the performance goals that the Compensation Committee establishes with the objective of increasing stockholder value.
WHAT WE DON’T DO

Pay dividends on unvested equity awards: Dividend equivalents and cash are accrued on PRSUs and RSUs, respectively, but are only paid out if, and to the extent that, the underlying PRSUs and RSUs vest.

Provide excise tax gross-ups: We do not provide “golden parachute” excise tax gross-ups.
Provide excessive perquisites: We provide a limited number of perquisites that are designed to support a competitive total compensation package.
Allow hedging or pledging of the Company’s securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.
Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.
Provide pension benefits or supplemental retirement plans: We do not maintain a defined benefit pension plan or a supplemental retirement plan for our executive officers.

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Compensation Philosophy and Objectives
We design and administer our executive pay programs to help ensure the compensation of our named executive officers is (i) closely aligned with our performance on both a short-term and long-term basis; (ii) linked to specific, measurable results intended to create value for stockholders; and (iii) competitive in attracting and retaining key executive talent. Each of the compensation programs that we have developed and implemented is intended to satisfy one or more of the following specific objectives:
•
align the interests of our executive officers with the interests of our stockholders so that our executive officers manage from the perspective of owners with an equity stake in the Company;

•
motivate and focus our executive officers through incentive compensation programs directly tied to our business objectives and financial results;

•
support a one-company culture and encourage synergies among business units by aligning rewards with long-term, overall Company performance and stockholder value;

•
provide a significant percentage of total compensation through variable pay based on pre-established, measurable goals and objectives;

•
provide competitive upside opportunity without encouraging excessive risk-taking;

•
enhance our ability to attract and retain skilled and experienced executive officers; and

•
provide rewards commensurate with performance and with competitive market practices.

While the Company does not target any specific percentile positioning versus the market, the market median is used as a reference point but is not the sole determinant when making compensation decisions. Compensation decisions are made considering a number of factors including experience, retention, sustained performance, specific requirements of roles relative to the market and individual and Company performance.
Roles and Responsibilities in Determining Executive Compensation
Role of the Compensation Committee
The Compensation Committee has primary responsibility for all compensation decisions relating to our named executive officers. The Compensation Committee reviews the aggregate level of our executive compensation, as well as the mix of elements used to compensate our named executive officers on an annual basis.
Role of Executive Officers
Our Chief Executive Officer regularly participates in meetings of the Compensation Committee at which compensation actions involving our named executive officers are discussed (recusing himself and not participating in portions of meetings where his compensation is discussed). Our Chief Executive Officer assists the Compensation Committee by making recommendations regarding compensation actions for the executive officers other than himself.
Role of the Independent Compensation Consultant
The Compensation Committee continued to use Exequity as its independent consultant in 2025. Exequity provided the Compensation Committee advice and guidance with respect to (i) the assessment of the Company’s executive compensation programs and practices; (ii) the evaluation of annual and long-term incentive compensation plan design and practices; (iii) the selection of a comparator group; and (iv) the competitiveness of the executive officers’ elements of compensation. Exequity regularly attends Compensation Committee meetings and attends executive sessions as requested by the Chair of the Compensation Committee. The Compensation Committee has reviewed the independence of Exequity in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the work of Exequity for the Compensation Committee does not raise any conflict of interest. All work performed by Exequity is and was subject to review and approval of the Compensation Committee.
29

Compensation Committee’s Use of Market and Survey Data
Although the Company is comprised of a unique mix of businesses and lacks directly comparable public companies, the Compensation Committee understands that most companies consider pay levels at comparably-sized, peer companies when setting named executive officer compensation levels. With assistance from its independent compensation consultant, the Compensation Committee has developed a meaningful comparator group for the Company.
In order to confirm competitiveness of compensation, the Compensation Committee uses a combination of proxy compensation data of a “comparator group” and compensation survey data (including surveys published by Aon Radford and Willis Towers Watson) in setting and adjusting compensation levels. The Compensation Committee, with assistance from its independent compensation consultant, annually reviews the composition of our comparator group. As part of such reviews, the Compensation Committee considers specific criteria and recommendations regarding companies to add or remove from the group.
In light of the lack of directly comparable companies for the Company’s business, as noted above, companies in the comparator group utilized in 2025 were selected based on (i) a focus on North American-based companies that trade on a U.S. exchange in related industries, taking into account the Company’s maturity, business complexity and digital strategy; (ii) similarly-sized revenue and market capitalization levels with an additional focus on financial and operational performance comparability; and (iii) companies with which the Company competes for executive talent. Where possible, the Compensation Committee included companies that are in related or similar industries to the Company and prioritized technology companies that offer online marketplaces and digital intermediary services.
The comparator group used from July 2024 to July 2025 (i.e., the group of companies used to provide comparable market data for 2025 compensation decisions) consisted of the following 16 companies:
2025 Comparator Group
ACI Worldwide, Inc. ACV Auctions Inc. CarGurus, Inc. CarMax, Inc.	Cars.com Inc. Carvana Co. Copart, Inc. CoStar Group, Inc.	Equifax Inc. Etsy, Inc. Fair Isaac Corporation Frontdoor, Inc.	Gentex Corporation RB Global, Inc. TripAdvisor, Inc Yelp, Inc.
Consistent with the Company’s compensation philosophy, the Compensation Committee viewed the comparator group and market data as an important guide, but not as the sole determinant in making its decisions regarding 2025 compensation levels (as discussed below).
In July 2025, based on the recommendation of Exequity, the Compensation Committee continued to refine the comparator group and approved a revised comparator group consisting of the following 17 companies (removing CoStar Group, Inc. and Equifax Inc. and adding LiveRamp Holdings, Inc., Teradata Corporation and Zillow Group, Inc.):
Revised 2025 Comparator Group
ACI Worldwide, Inc. ACV Auctions Inc. CarGurus, Inc. CarMax, Inc.	Cars.com Inc. Carvana Co. Copart, Inc. Etsy, Inc.	Fair Isaac Corporation Frontdoor, Inc. Gentex Corporation LiveRamp Holdings, Inc.	RB Global, Inc. Teradata Corporation TripAdvisor, Inc Yelp, Inc. Zillow Group, Inc.
Companies in the revised comparator group were selected using the same criteria as the prior comparator group.
30

Elements Used to Achieve Compensation Philosophy and Objectives
Elements of 2025 Executive Compensation Program Design
The following table lists the elements of compensation for our 2025 annual executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Our incentives are designed to drive overall corporate performance and business strategies that correlate to stockholder value and align with our strategic vision. In order to confirm competitiveness of compensation, the Compensation Committee reviews survey data and proxy compensation data of our comparator group.
	Element	Key Characteristics	Why We Pay This Element	How We Determine Amount	2025 Decisions
Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Attract and retain skilled and experienced executives. Compensate for performance of daily job responsibilities.	Base salaries are based on individual performance, experience, skills, job scope, tenure, review of competitive pay practices and base salary as a percentage of total compensation.	Two named executive officers received a salary increase in 2025. See page 32.
At Risk	Annual cash incentive awards	Variable compensation component payable in cash based on performance against annually established targets.	Motivate and reward for the successful achievement of pre-determined performance objectives aligned with our key annual objectives.	Award opportunities are based on individual performance, experience, job scope and review of competitive pay practices. Target annual incentive amount is set as a percentage of base salary.
Actual award payouts were based on a combination of the achievement of Adjusted EBITDA (70%) and US Open Marketplace Auction Fee Revenue (30%) goals, along with a strategic modifier (+/- 10%) based on the achievement of certain strategic objectives. The Company’s performance against its Adjusted EBITDA and US Open Marketplace Auction Fee Revenue goals resulted in a payout of 200% of the target award for named executive officers. See page 35.

	Performance-based restricted stock units (PRSUs)	PRSUs vest at the end of a three-year performance period.	Motivate and reward executives for performance on key long-term measures. Align the interests of executives with long-term stockholder value.
Award opportunities are based on an individual’s ability to impact future results, job scope, individual performance and review of competitive pay practices. PRSU awards made up 50% of the value of the aggregate long-term incentives under the 2025 executive compensation program.

The Compensation Committee granted PRSUs to each named executive officer in 2025 (except Mr. Lakhia). See page 36. 2025 PRSU awards are earned based on a combination of three-year (i) Cumulative Adjusted EBITDA (75%) and (ii) Relative TSR (25%) performance through December 31, 2027.

	Restricted stock units (RSUs)	RSUs vest ratably on each of the first three anniversaries of the grant date, subject to the named executive officer’s continued employment with the Company.	Align the interests of executives with long-term stockholder value and serve to retain executive talent.
Award opportunities are based on individual performance, experience, job scope and review of competitive pay practices. RSU awards made up 50% of the value of the aggregate long-term incentives under the 2025 executive compensation program.
The Compensation Committee granted RSUs to all named executive officers in 2025 (except Mr. Lakhia). See page 36.
31

Compensation Structure and Goal Setting
Our executive compensation program is designed to deliver compensation in accordance with our performance, with a large percentage of the compensation at risk through long-term equity awards and annual cash incentive awards. These awards are linked to actual performance, consistent with our belief that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for our performance. The mix of target direct compensation under our 2025 executive compensation program for our CEO and the average mix for our other named executive officers (except Mr. Lakhia, who resigned effective March 1, 2025) is shown in the charts below. Approximately 91% of our CEO’s total target compensation, and approximately 80% of the average total target compensation of our other named executive officers, is at-risk.
Base Salary
Annual salary levels for our named executive officers are based upon various factors, including the amount and relative percentage of total compensation that is derived from base salary, individual performance, current roles and responsibilities, skills, experience and job scope. In view of the wide variety of factors considered by the Compensation Committee in connection with determining the base salary of each of our named executive officers, the Compensation Committee has not attempted to rank or otherwise assign relative weights to the factors that it considers. A description of how these factors were applied in 2025 is included below.
In late 2024 and the first quarter of 2025, the Compensation Committee reviewed the base salaries of each of our named executive officers for 2025. After considering multiple factors as noted above, the following base salaries were approved for 2025:
Name	2025 Base Salary	% Change	Effective Date
Peter Kelly	$773,000	0%	N/A
Brad Herring	$550,000	N/A	May 27, 2025
Brad Lakhia	$575,000	0%	N/A
James Coyle	$600,000	0%	N/A
Chuck Coleman	$475,000	1%	March 30, 2025
Will Mitchell	$425,000	6%	March 30, 2025
As discussed above, in order to confirm competitiveness of compensation, the Compensation Committee reviews survey data and proxy compensation data of our comparator group. The Compensation Committee approved
32

base salary increases for Messrs. Coleman and Mitchell to align with market competitive practice. Mr. Herring became an employee of the Company effective May 27, 2025, and his base salary was set as part of his initial compensation package. The Compensation Committee did not approve 2025 base salary adjustments for the other named executive officers because the Compensation Committee determined that their base salaries were already set at competitive levels.
In late 2025 and the first quarter of 2026, the Compensation Committee reviewed the base salaries of each of our named executive officers for 2026. After considering multiple factors, the Compensation Committee approved a 4% base salary increase for Mr. Mitchell, effective March 29, 2026, to align with market competitive practice. The Compensation Committee did not approve 2026 base salary adjustments for the other named executive officers as the Compensation Committee determined that their base salaries were already set at competitive levels.
Annual Cash Incentive Program
Under the Company’s Annual Incentive Program (the “Annual Incentive Program”), which is part of the OPENLANE, Inc. Second Amended and Restated 2009 Omnibus Stock and Incentive Plan (the “Omnibus Plan”), the grant of cash-based awards to eligible participants is contingent upon the achievement of certain pre-established performance goals as determined by the Compensation Committee. The Annual Incentive Program is designed so that a significant proportion of our named executive officers’ annual cash compensation is variable and directly tied to key performance goals.
2025 ANNUAL INCENTIVE PROGRAM
As described below, the 2025 Annual Incentive Program was tied 100% to pre-established, objective performance metrics, utilizing a combination of Adjusted EBITDA (70%) and US Open Marketplace Auction Fee Revenue (30%) performance, with a performance modifier tied to pre-defined quantitative and qualitative strategic objectives that can increase or decrease the overall payout by up to 10%.
Performance Metrics
In 2025, the Compensation Committee used 2025 “Adjusted EBITDA” and “US Open Marketplace Auction Fee Revenue” of the Company as the relevant financial performance metrics for determining awards under the Annual Incentive Program. For the named executive officers, 70% of the award’s total payout was weighted on achievement of Adjusted EBITDA and 30% of the award’s total payout was weighted on achievement of US Open Marketplace Auction Fee Revenue.
“Adjusted EBITDA” is calculated in the same manner as described in the Part II, Item 7 section of our Annual Report on Form 10-K for fiscal year ended December 31, 2025.
“US Open Marketplace Auction Fee Revenue” represents the auction fees generated from buyers and sellers of vehicles in our US Open Marketplace.
To further align performance, strategy and compensation in 2025, the Compensation Committee approved use of a performance modifier tied to pre-defined quantitative and qualitative strategic objectives in the areas of (i) growth, (ii) customer experience, (iii) technology, (iv) operational efficiency and (v) employee engagement that could increase or decrease the overall payout by up to 10% (“Strategic Modifier”). Payouts under the Annual Incentive Program remain capped at 200% of target.
Annual Incentive Opportunity
In 2025, each of our named executive officers was eligible to earn a cash-based incentive award under the Annual Incentive Program, except Mr. Lakhia, who resigned effective March 1, 2025. The Compensation Committee establishes, on an annual basis, specific targets that determine the size of payouts under the Annual Incentive
33

Program. In 2025, the annual incentive opportunity based on achievement of Adjusted EBITDA and US Open Marketplace Auction Fee Revenue for each named executive officer was as follows:
		Annual Incentive Opportunity			Annual Incentive Goal Weighting %
Name	Base Salary	Threshold % of Base Salary	Target % of Base Salary	Maximum % of Base Salary	Adjusted EBITDA	US Open Marketplace Auction Fee Revenue
Peter Kelly	$773,000	62.5	125	250	70	30
Brad Herring(1)	$550,000	40	80	160	70	30
Brad Lakhia	—	—	—	—	—	—
James Coyle	$600,000	50	100	200	70	30
Chuck Coleman(2)	$473,312	37.5	75	150	70	30
Will Mitchell(2)	$418,972	36.3	72.6	145.2	70	30

(1)
Mr. Herring’s annual incentive award was prorated based on his May 27, 2025 hire date.

(2)
Effective March 30, 2025, Mr. Coleman’s base salary was increased from $468,000 to $475,000 and Mr. Mitchell’s base salary and target annual incentive opportunity were increased from $400,000 to $425,000 and 65% to 75%, respectively; the base salaries and target annual incentive opportunity shown in the table reflect the prorated, blended salaries and target annual incentive opportunity applied to the respective awards.

Performance Targets
The Compensation Committee reviews the Company’s business plan approved by the Board and determines the level of performance required to receive threshold, target and maximum annual incentive payouts. The Compensation Committee established the performance objectives in amounts which it believed would increase stockholder value and be achievable given sustained performance on the part of the named executive officers and which would require increasingly greater results to achieve the target and maximum objectives. Consistent with the terms of the Omnibus Plan, the Compensation Committee may adjust performance goals to reflect unforeseen, unusual or extraordinary events or circumstances. The Compensation Committee did not increase or decrease the targets or potential payouts of the 2025 Annual Incentive Program awards.
The Compensation Committee established the following 2025 Annual Incentive Program targets which were designed to be rigorous and aligned with the Company’s 2025 business plan:
		2025 Targets			Performance Leverage (% of Target Goal)			Payout Leverage (% of Target Payout)
($ in millions)	Weighting	Threshold	Target	Maximum	Threshold	Target	Maximum	Threshold	Target	Maximum
Adjusted EBITDA	70%	$272.1	$295.8	$319.5	92%	100%	108%	50%	100%	200%
US Open Marketplace Auction Fee Revenue	30%	$151.8	$168.7	$185.6	90%	100%	110%	50%	100%	200%
2025 Annual Incentive Program Payouts
The actual annual incentive award earned by named executive officers for 2025 was determined by the Company’s achievement of the Adjusted EBITDA and US Open Marketplace Auction Fee Revenue performance goals, as may be modified by the Strategic Modifier, each as determined by the Compensation Committee. The graphic below illustrates the annual incentive award payout calculation.
Under the Annual Incentive Program, threshold performance objectives must be met in order for a payout to occur. Payouts can range from 50% of target awards for performance at threshold, up to a maximum of 200% of target awards for maximum performance, or no payout if performance is below threshold. Our 2025 performance resulted
34

in our named executive officers being eligible to receive an award under the Annual Incentive Program. The actual amounts received are set forth in the “Summary Compensation Table for 2025” on page 43.
The following charts provide the actual level of Adjusted EBITDA and US Open Marketplace Auction Fee Revenue performance achieved in 2025.
The Compensation Committee reviewed the Company’s performance against the strategic objectives underlying the Strategic Modifier, acknowledging positive performance, but did not ultimately apply the Strategic Modifier in light of the 200% cap on payouts under the Annual Incentive Program.
Based on 2025 performance and the accompanying payout percentages for the different performance goals, our named executive officers earned the percentages and corresponding payout amounts of their target annual incentive awards as set forth below:
	Target	Actual
Name	Target Annual Incentive Award(1)	% of Adjusted EBITDA Target Award Earned (70% Weighting)	% of US Open Marketplace Auction Fee Revenue Target Award Earned (30% Weighting)	% of Total Target Award Earned	2025 Payout (Actual Annual Incentive Award)
Peter Kelly	$966,250	200%	200%	200%	$1,932,500
Brad Herring	$264,000	200%	200%	200%	$528,000
Brad Lakhia	—	—	—	—	—
James Coyle	$600,000	200%	200%	200%	$1,200,000
Chuck Coleman	$354,985	200%	200%	200%	$709,970
Will Mitchell	$304,586	200%	200%	200%	$609,172

(1)
The target annual incentive award for each of Messrs. Coleman and Mitchell reflects the mid-year base salary adjustment, and for Mr. Mitchell, the annual incentive award opportunity adjustment, described on page 34. Mr. Herring’s annual incentive award was prorated based on his May 27, 2025 hire date.

2026 ANNUAL INCENTIVE PROGRAM
In the first quarter of 2026, the Compensation Committee approved the performance objectives for our 2026 Annual Incentive Program. For 2026, the annual incentive opportunity for each named executive officer will continue to be weighted on a combination of Adjusted EBITDA (70%) and US Open Marketplace Auction Fee Revenue (30%) performance of the Company, with a performance modifier tied to pre-defined quantitative and qualitative strategic objectives that can increase or decrease the final award by up to 10%.
Long-Term Incentive Opportunities
To further align our named executive officers’ interests with those of our stockholders, the Company provides long-term incentive compensation opportunities under the Omnibus Plan.
35

The Company currently grants long-term incentive awards under the Omnibus Plan. Our Board adopted the Omnibus Plan on December 10, 2009, and it has since been amended and restated, as approved by our stockholders. Under the Omnibus Plan, participants are eligible to receive stock options, restricted stock, RSUs (with or without performance conditions), stock appreciation rights, other stock-based awards and/or cash-based awards, each as determined by the Compensation Committee.
2025 LONG-TERM INCENTIVE AWARDS
For 2025, named executive officers were granted long-term incentive awards in the form of performance-based RSUs (“PRSUs”) and time-based RSUs (“RSUs”), allocated such that 50% of the value was in the form of PRSUs and the remaining 50% was in the form of RSUs. Awards were based on the individual’s ability to impact future results, job scope, individual performance, and a review of competitive pay practices.
On February 21, 2025 (but on May 27, 2025 for Mr. Herring), the Compensation Committee granted PRSUs and RSUs to the Company’s named executive officers, as described in the table below.
Name	Target PRSUs	Value of Target PRSUs at Grant(1)	RSUs	Value of RSUs at Grant(1)
Peter Kelly	167,305	$3,500,021	167,305	$3,500,021
Brad Herring	48,572	$1,105,013	48,572	$1,105,013
Brad Lakhia	—	—	—	—
James Coyle	50,192	$1,050,017	50,192	$1,050,017
Chuck Coleman	21,511	$450,010	21,511	$450,010
Will Mitchell	14,341	$300,014	14,341	$300,014

(1)
These amounts represent the grant date fair value as calculated based on the stock price at the date of grant. For the aggregate grant date fair value of these awards as computed in accordance with ASC 718, see “Summary Compensation Table for 2025” and “Grants of Plan-Based Awards for 2025” below.

2025 PRSU Awards
Seventy-five percent (75%) of the PRSUs will vest if and to the extent that the sum of the Company’s “Cumulative Adjusted EBITDA” exceeds certain levels over the three-year measurement period beginning on January 1, 2025 and ending on December 31, 2027 (the “Measurement Period”). The remaining twenty-five percent (25%) of the PRSUs will vest if and to the extent that the Company’s total shareholder return (“TSR”) relative to that of companies within the S&P SmallCap 600 Index exceeds the levels described below over the Measurement Period. The graphic below illustrates the PRSU attainment calculation.
“Cumulative Adjusted EBITDA” is defined as the sum of the Company’s Adjusted EBITDA for the three fiscal years in the Measurement Period. “Adjusted EBITDA” for a fiscal year is equal to the Company’s consolidated earnings before interest expense, income taxes, depreciation and amortization, as adjusted, calculated and reported in the Company’s annual earnings release and Form 10-K. Adjusted EBITDA may be further adjusted at the Compensation Committee’s discretion to exclude the impact of unplanned transactions or events, including but not limited to excluding the impact of acquisitions in the year of acquisition.
We disclose Cumulative Adjusted EBITDA targets upon completion of the three-year performance period for competitive reasons.
“Relative TSR” is defined as the Company’s relative total shareholder return percentile ranking as compared to the S&P SmallCap 600 index. Calculation of Relative TSR will be based on a beginning price measured over the 20
36

trading days prior to the start of the Measurement Period and an ending price measured over the 20 trading days prior to the end of the Measurement Period.*
Relative TSR Percentile vs. S&P SmallCap 600 Companies	Number of PRSUs Vesting
Below Threshold: Below 25th percentile	0% of Target
Threshold: 25th percentile	50% of Target
Target: 50th percentile	100% of Target
Maximum: Greater than or equal to 75th percentile	200% of Target

*
Companies that were part of the S&P SmallCap 600 index as of the beginning of the Measurement Period but are no longer publicly traded when performance is measured will be excluded, except those no longer publicly traded due to filing for bankruptcy during the Measurement Period will be assigned a total shareholder return of -100% for the Measurement Period. The total shareholder return for the common stock of the Company and an S&P SmallCap 600 component company will be adjusted to reflect changes in capitalization affecting the value of a share of common stock and assumes that all cash dividends are immediately reinvested in common stock of the entity using the closing market price on the dividend payment date.

The Compensation Committee reviews the Company’s business plan approved by the Board and establishes targets and performance levels in line with our long-term business objectives and stockholder expectations. The amount of the target PRSUs actually earned and paid in shares of common stock in a lump sum following the performance period will be: 0% for below threshold performance, 50% for threshold performance, 100% for target performance and up to 200% for achieving the maximum performance level or higher. Linear interpolation will be used to calculate the percentage of PRSUs earned and paid if performance falls between the levels described above (and no PRSUs will be earned for performance below threshold performance).
2025 RSU Awards
One-third of the RSUs will vest and convert into shares of common stock of the Company on each of the first three anniversaries of the grant date, subject to the named executive officer’s continued employment with the Company through each such anniversary.
PRIOR YEARS’ PERFORMANCE-BASED AWARDS
2024 PRSU Awards
As previously disclosed, the Compensation Committee granted PRSUs to certain of the Company’s named executive officers in 2024. The PRSUs granted in 2024 have a three-year measurement period, which will end on December 31, 2026. The PRSU awards have terms substantially similar to those granted in 2025.
2023 PRSU Awards
As previously disclosed, the Compensation Committee granted PRSUs to certain of the Company’s named executive officers in 2023. The PRSUs granted in 2023 have a three-year measurement period, which ended on December 31, 2025. The PRSU awards have terms substantially similar to those granted in 2024 and 2025.
The number of PRSUs that were eligible to vest based on Cumulative Adjusted EBITDA and Relative TSR achieved was determined in accordance with the chart below:
Cumulative Adjusted EBITDA During Measurement Period (75% Weight) ($ in millions)	Relative TSR During Measurement Period (25% Weight)	Number of PRSUs Vesting
Below Threshold: Below $892.5	Below Threshold: Below 30th percentile	0% of Target
Threshold: $892.5	Threshold: 30th percentile	50% of Target
Target: $1,020.0	Target: 50th percentile	100% of Target
Maximum: Greater than or equal to $1,147.5	Maximum: 70th percentile	200% of Target
The Company achieved Cumulative Adjusted EBITDA of $905.8 million* and Relative TSR at the 86th percentile over the three-year performance period ended December 31, 2025. As such, on February 18, 2026, based on the Cumulative Adjusted EBITDA and Relative TSR achieved, 91.4% of the PRSUs vested.
*
The Cumulative Adjusted EBITDA achievement includes the planned 2025 Adjusted EBITDA contribution from the automotive keys business, which was originally included in the three-year performance goals, but from which the Company divested in December 2024.

37

2022 PRSU Awards
As previously disclosed, the Compensation Committee granted PRSUs to certain of the Company’s named executive officers in 2022. 50.6% of such PRSUs granted in 2022 vested in February 2025 based on the Company’s Cumulative Adjusted EBITDA performance over the three-year performance period ended December 31, 2024.
2021 Performance-Based Stock Options
As previously disclosed, the Compensation Committee granted performance-based stock options to certain of the Company’s named executive officers in 2021, a portion of which vested in 2025 and some of which remain outstanding. The performance-based stock options become eligible to vest and become exercisable in 25% increments, each upon the later to occur of (i) the first four anniversaries of the grant date, respectively, and (ii) the attainment of a closing price of the Company’s common stock at or above, for each respective 25% increment, $5, $10, $15, and $20 over the exercise price, for twenty consecutive trading days.
Retirement, Health and Welfare Benefits
We offer a variety of health and welfare and retirement programs to all eligible employees, including our named executive officers. As with all Company employees, our named executive officers are eligible to receive 401(k) employer matching contributions equal to 100% of the first 4% of compensation contributed by the named executive officer (subject to limits set by the Internal Revenue Service). The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, dental, vision, pharmacy, life, disability and accidental death and disability insurance. We also provide travel insurance to all employees who travel for business purposes.
We provide certain enhanced retirement vesting of equity-incentive awards as described in “Potential Payments Upon Termination or Change in Control—Potential Payments Upon Termination or Change in Control Table.”
Perquisites
The Company provides the named executive officers a limited number of perquisites that the Compensation Committee believes are reasonable and consistent with the objective of attracting and retaining highly qualified executives. The perquisites which are currently available to certain of our named executive officers include an automobile allowance, an allowance for executive physicals, Company-paid group term life insurance premiums and relocation benefits under the Company’s mobility program. Please see footnote 7 to the “Summary Compensation Table for 2025” on page 43 for more information regarding perquisites.
38

Compensation Policies and Other Information
Employment and Severance Agreements
The Compensation Committee recognizes that, from time to time, it is appropriate to enter into agreements with our executive officers to ensure that we continue to retain their services and to promote stability and continuity within the Company. All of our named executive officers have an employment agreement with the Company. A description of these agreements can be found in the section titled “Potential Payments Upon Termination or Change in Control—Employment Agreements with Named Executive Officers.”
Tax and Accounting Considerations
Section 280G. Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and related provisions impose substantial excise taxes under Section 4999 of the Code on so-called “excess parachute payments” payable to certain named executive officers upon a change in control and result in the loss of the compensation deduction for such payments by the Company. None of the employment agreements entered into with named executive officers contain excise tax gross-up provisions.
Tax Deductibility of Awards Under the Omnibus Plan. Section 162(m) of the Code (“Section 162(m)”) generally disallows a federal tax deduction by the Company for compensation paid to Covered Employees (as defined in Section 162(m)) in excess of $1,000,000. Though tax deductibility is one of many factors considered by the Compensation Committee when determining executive compensation, the Compensation Committee may make decisions in designing and approving pay programs that are not driven by tax consequences to the Company.
Accounting for Stock-Based Compensation. We account for stock-based compensation in accordance with the requirements of ASC 718.
Clawback Policy
We maintain a clawback policy to comply with the SEC rules promulgated under the Dodd-Frank Act and NYSE listing standards regarding the recovery from executive officers of erroneously awarded incentive-based compensation (including cash and equity) received by our current and former executive officers on or after October 2, 2023, the effective date specified in the NYSE listing standards, if we are required to restate our financial results due to material noncompliance with financial reporting requirements under the federal securities laws, including the corrections of errors. The policy covers both current and former executive officers, even if not directly involved in the activity that caused or contributed to the misstatement, and includes a three-year lookback requirement.
Equity Grant Policies and Practices
Pursuant to our Policy on Granting Equity Awards, most of our equity grants occur on a pre-determined schedule, with equity grants generally occurring on the second trading day after the public release of the Company’s annual or quarterly earnings. Neither the Board nor the Compensation Committee grants equity awards in anticipation of the release of material nonpublic information, and the Company does not time the release of material nonpublic information based upon grant dates of equity awards or for the purpose of affecting the value of executive compensation. We did not grant any stock options or other stock appreciation awards in 2025.
Insider Trading, Anti-Hedging and Anti-Pledging Policies
We have adopted an insider trading policy that covers the purchase, sale and other transactions in Company securities by the Company’s directors, officers and other employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. A copy of our insider trading policy is attached as Exhibit 19.1 to our 2025 Annual Report on Form 10-K.
39

Our insider trading policy also expressly prohibits our directors, officers and other employees from, among other things:
•
trading in options, warrants, puts and calls or similar instruments on Company securities;

•
selling Company securities “short”;

•
holding Company securities in margin accounts; and

•
pledging Company securities as collateral for loans.

In addition to the Company’s insider trading policy, the Company has a formal anti-hedging policy. This policy prohibits our officers and directors from entering into hedging or monetization transactions involving Company stock, such as prepaid variable forward contracts, equity swaps, collars and exchange funds.
Stock Ownership Guidelines and Stock Holding Requirement
The Compensation Committee adopted the following stock ownership guidelines which are applicable to our executive officers:
Title	Stock Ownership Guideline
CEO Other Executive Officers	6 times annual base salary 3 times annual base salary
Executive officers must hold 60% of the vested shares, net of taxes, of Company stock received under awards granted on or after January 1, 2015 until the applicable ownership guideline is met. All named executive officers own shares in excess of the stock ownership guidelines.
Results of Say on Pay Vote at 2025 Annual Meeting
At the Company’s 2025 annual meeting of stockholders, the Company held a non-binding stockholder vote on executive compensation (commonly referred to as “Say on Pay”). At the meeting, excluding broker non-votes, approximately 99% of the votes on the matter were cast to approve the Company’s executive compensation programs, approximately 1% of the votes were cast against, and less than 0.5% abstained from voting. Although we received a significant level of support at the 2025 annual meeting, we welcomed stockholder engagement as described on page 19.
The Compensation Committee considered the results of the vote, including the appropriateness of the compensation philosophy and objectives, the role of the Compensation Committee and executive officers in setting compensation, the elements used to achieve the compensation philosophy and objectives and the levels of compensation provided to the named executive officers.
As described in more detail in Proposal No. 3 above, the Company is again holding a Say on Pay vote to approve executive compensation at the 2026 annual meeting of stockholders.
40

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed the Compensation Discussion and Analysis for executive compensation for 2025 and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2025 Annual Report on Form 10-K.
COMPENSATION COMMITTEE
41

ANALYSIS OF RISK IN THE COMPANY’S COMPENSATION STRUCTURE
The Compensation Committee considers the potential risks in our business when designing and administering the Company’s pay programs, and the Compensation Committee believes its balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk. Each year, with the assistance of its independent compensation consultant and Company management, the Compensation Committee reviews the Company’s compensation policies and practices to evaluate whether the compensation arrangements of the Company’s employees encourage unnecessary or excessive risk taking that is reasonably likely to have a material adverse effect on the Company.
In its most recent evaluation, the Compensation Committee considered the Company’s employee compensation structures and noted numerous design elements that manage and mitigate risk without diminishing the incentive nature of the compensation. For example, the executive compensation program includes a balanced mix between cash and equity and between annual and long-term incentives. In addition, annual incentive awards and long-term incentive awards granted to executives are generally tied to corporate and stock price performance goals that encourage performance that supports the business as a whole. Further, the executive annual incentive awards and the PRSUs granted as part of the long-term incentive program include a maximum payout opportunity equal to 200% of target. Our executives are also expected to meet share ownership guidelines in order to align the executives’ interests with those of our stockholders. Also, our clawback policy helps discourage inappropriate risks, as we are required to clawback erroneously awarded incentive compensation received by current and former executives if there is a restatement of our financial statements.
The Compensation Committee also reviewed the Company’s compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including over-weighting towards annual incentives, highly leveraged payout curves, unreasonable thresholds and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. The Compensation Committee concluded that the Company’s compensation programs (i) do not include such elements; or (ii) have implemented features, steps and controls that are designed to limit risks of our compensation arrangements. In light of these analyses, the Compensation Committee concluded that the Company has a balanced pay and performance program that does not encourage excessive risk-taking that is reasonably likely to have a material adverse effect on the Company.
42

SUMMARY COMPENSATION TABLE FOR 2025
The table below provides information regarding the total compensation earned by or granted to our named executive officers during the last three fiscal years ended December 31, 2025, 2024 and 2023.
Name and Principal Position(1)	Year(2)	Salary	Bonus(3)	Stock Awards(4)	Option Awards(5)	Non-Equity Incentive Plan Compensation(6)	All Other Compensation(7)	Total
Peter Kelly Chief Executive Officer	2025	$773,000		$7,494,007		$1,932,500	$33,627	$10,233,134
	2024	$773,000		$5,550,831		$1,059,976	$34,846	$7,418,653
	2023	$773,000		$4,783,508		$1,131,220	$33,627	$6,721,355
Brad Herring Executive Vice President and Chief Financial Officer	2025	$315,192	$100,000	$2,409,414		$528,000	$12,250	$3,364,856
Brad Lakhia Former Executive Vice President and Chief Financial Officer	2025	$110,577					$17,860	$128,437
	2024	$575,000		$1,276,690		$504,620	$33,870	$2,390,180
	2023	$398,077	$500,000	$1,497,198	$1,851,047	$358,256	$20,511	$4,625,089
James Coyle Executive Vice President and President, Marketplace	2025	$600,000		$2,248,225		$1,200,000	$34,960	$4,083,185
	2024	$600,000		$1,342,694		$808,200	$34,290	$2,785,184
	2023	$548,923		$621,077		$794,897	$33,690	$1,998,587
Chuck Coleman Executive Vice President, Chief Legal Officer and Secretary	2025	$473,116		$963,522		$709,970	$34,070	$2,180,678
	2024	$468,000		$555,093		$385,047	$33,870	$1,442,010
Will Mitchell President of AFC	2025	$418,269		$642,367		$609,172	$32,900	$1,702,708
	2024	$365,808	$22,000	$359,468		$251,536	$31,056	$1,029,868

(1)
Other than for Mr. Lakhia, principal position reflects the position held on December 31, 2025. Mr. Lakhia served as Executive Vice President and Chief Financial Officer prior to resigning from the Company effective March 1, 2025.

(2)
Mr. Herring commenced employment on May 27, 2025. Messrs. Coleman and Mitchell were not named executive officers for 2023.

(3)
In connection with Mr. Herring’s offer of employment, Mr. Herring received a one-time cash sign-on award of $100,000, which is subject to full repayment if Mr. Herring voluntarily terminates his employment with the Company within two years of payment.

(4)
The amounts reported in this column for 2025 represent the grant date fair value of PRSUs and RSUs granted on February 21, 2025 to Messrs. Kelly, Coyle, Coleman and Mitchell and PRSUs and RSUs granted on May 27, 2025 to Mr. Herring, each computed in accordance with ASC 718. Amounts reported for 2024 and 2023 represent the grant date fair value of such awards computed in accordance with ASC 718. See Note 5 to our financial statements for 2025, 2024 and 2023 for information about the assumptions made in determining the grant date fair value. Assuming, instead, that the maximum level of performance is achieved with respect to the 2025 PRSU awards, based on grant date value of our common stock, the award that could be earned at the end of the performance period (excluding dividends) is as follows: Mr. Kelly – $7,987,972; Mr. Herring – $2,608,802; Mr. Coyle – $2,396,416; Mr. Coleman – $1,027,024; and Mr. Mitchell – $684,706.

(5)
The amount reported in this column for 2023 represents the grant date fair value of such award computed in accordance with ASC 718. See Note 5 to our financial statements for 2023 for information about the assumptions made in determining the grant date fair value.

(6)
The amount reported is equal to the amount paid to each named executive officer under the Annual Incentive Program, which is governed by the Omnibus Plan.

(7)
The amounts reported for 2025 consist of the following:

•
Automobile allowance: Mr. Kelly – $25,000; Mr. Herring – $10,315; Mr. Lakhia – $3,462; Mr. Coyle – $18,000; Mr. Coleman – $18,000; and Mr. Mitchell – $18,000.

•
401(k) matching contributions: Mr. Kelly – $4,757; Mr. Herring – $0; Mr. Lakhia – $14,000; Mr. Coyle – $14,000; Mr. Coleman – $14,000; and Mr. Mitchell – $14,000.

•
Company paid group term life insurance premiums: Mr. Kelly – $3,870; Mr. Herring – $1,935; Mr. Lakhia – $398; Mr. Coyle – $1,350; Mr. Coleman – $2,070; and Mr. Mitchell – $900.

•
Executive physical: Mr. Coyle – $1,610.

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GRANTS OF PLAN-BASED AWARDS FOR 2025
The following table summarizes the awards granted to, and the payouts that were achievable for, each of our named executive officers in 2025 under the Annual Incentive Program and the grants of PRSUs and RSUs made under the Omnibus Plan.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(i)(3)	Grant Date Fair Value of Stock Awards ($)(l)(4)
Name (a)	Grant Date (b)	Threshold ($)(c)(1)	Target ($)(d)(1)	Maximum ($)(e)(1)	Threshold (#)(f)(2)	Target (#)(g)(2)	Maximum (#)(h)(2)
Peter Kelly	—	483,125	966,250	1,932,500
	2/21/2025				83,653	167,305	334,610		3,993,986
	2/21/2025							167,305	3,500,021
Brad Herring	—	132,000	264,000	528,000
	5/27/2025				24,286	48,572	97,144		1,304,401
	5/27/2025							48,572	1,105,013
Brad Lakhia(5)
James Coyle	—	300,000	600,000	1,200,000
	2/21/2025				25,096	50,192	100,384		1,198,208
	2/21/2025							50,192	1,050,017
Chuck Coleman	—	177,493	354,985	709,970
	2/21/2025				10,756	21,511	43,022		513,512
	2/21/2025							21,511	450,010
Will Mitchell	—	152,293	304,586	609,172
	2/21/2025				7,171	14,341	28,682		342,353
	2/21/2025							14,341	300,014

(1)
Columns (c), (d) and (e) include the potential awards for performance at the threshold, target and maximum levels, respectively, under the Annual Incentive Program. See “Compensation Discussion and Analysis—Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Program” for further information on the terms of the Annual Incentive Program.

(2)
Columns (f), (g) and (h) include the potential number of PRSUs which may be earned for performance at the threshold, target and maximum levels, respectively. These awards vest if and to the extent that the sum of the Company’s Cumulative Adjusted EBITDA and Relative TSR exceed certain levels over the three-year period beginning on January 1, 2025 and ending on December 31, 2027.

(3)
Column (i) includes the number of RSUs granted in 2025. These awards vest ratably on each of the first three anniversaries of the grant date, subject to the named executive officer’s continued employment with the Company through each such anniversary.

(4)
The amounts reported in this column represent the grant date fair value of awards granted to our named executive officers, computed in accordance with ASC 718. For PRSUs, the grant date fair value is based on target performance. See Note 5 to our financial statements for 2025 for information about the assumptions made in determining the grant date fair value.

(5)
Mr. Lakhia, who resigned from the Company effective March 1, 2025, was not granted cash or equity incentive awards in 2025.

Additional information concerning our cash and equity incentive awards and plans may be found in the sections titled “Compensation Discussion and Analysis—Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Program” and “Long-Term Incentive Opportunities,” respectively.
44

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2025
		Option Awards					Stock Awards
Name (a)	Grant Year	Number of Securities Underlying Unexercised Options Exercisable (#)(b)	Number of Securities Underlying Unexercised Options Unexercisable (#)(c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)
Peter Kelly	2021	118,578(1)			13.81	03/04/2031
	2021	237,154(2)		237,155(2)	13.81	03/04/2031
	2021	176,125(3)			18.23	06/04/2031
	2021	352,250(4)		352,251(4)	18.23	06/04/2031
	2023								274,717(5)	8,181,072(5)
	2024								682,130(6)	20,313,831(6)
	2025								334,610(7)	9,964,686(7)
	2025						163,892(8)	4,880,704(8)
Brad Herring	2025								97,144(7)	2,892,948(7)
	2025						48,572(8)	1,446,474(8)
Brad Lakhia(9)
James Coyle	2021	17,689(10)			14.66	11/05/2031
	2021			141,510(11)	14.66	11/05/2031
	2023								24,240(5)	721,867(5)
	2023								10,366(5)	308,699(5)
	2024								98,910(6)	2,945,540(6)
	2024								25,722(6)	766,001(6)
	2024						8,574(12)	255,334(12)
	2025								100,384(7)	2,989,436(7)
	2025						50,192(8)	1,494,718(8)
Chuck Coleman	2021			39,526(2)	13.81	03/04/2031
	2021			58,709(4)	18.23	06/04/2031
	2023								22,624(5)	673,743(5)
	2024								68,214(6)	2,031,413(6)
	2025								43,022(7)	1,281,195(7)
	2025						21,511(8)	640,598(8)
Will Mitchell	2023						2,358(13)	70,221(13)
	2024						4,548(13)	135,439(13)
	2024								25,440(6)	757,603(6)
	2025								28,682(7)	854,150(7)
	2025						14,341(8)	427,075(8)

(1)
Represents the number of time-based stock options granted to Mr. Kelly on March 4, 2021, which vested and became exercisable in equal installments on each of the first four anniversaries of the grant date during Mr. Kelly’s continued employment with the Company through each such anniversary.

(2)
Represents the number of performance-based stock options granted on March 4, 2021, which become eligible to vest and become exercisable in equal 25% increments, each upon the later of the occurrence of the first four anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such anniversary, respectively, and the attainment and maintenance of the closing price of the Company’s common stock at or above, for each respective 25% increment, $18.81, $23.81, $28.81, and $33.81, for twenty consecutive trading days. The performance-based stock options do not have threshold or maximum payout levels, but instead portions of the performance-based stock option award will vest to the extent that the stock price targets are achieved during the term of the stock option.

(3)
Represents the number of time-based stock options granted to Mr. Kelly on June 4, 2021, which vested and became exercisable in equal installments on each of the first four anniversaries of the grant date during Mr. Kelly’s continued employment with the Company through each such anniversary.

(4)
Represents the number of performance-based stock options granted on June 4, 2021, which become eligible to vest and become exercisable in equal 25% increments, each upon the later of the occurrence of the first four anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such anniversary, respectively, and the attainment and maintenance of the closing price of the Company’s common stock at or above, for each

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respective 25% increment, $23.23, $28.23, $33.23, and $38.23, for twenty consecutive trading days. The performance-based stock options do not have threshold or maximum payout levels, but instead portions of the performance-based stock option award will vest to the extent that the stock price targets are achieved during the term of the stock option.
(5)
The total amounts and values in columns (i) and (j) equal the total number of unvested PRSUs granted on February 24, 2023 (and for Mr. Coyle, also on August 4, 2023), that may be earned and vest based on a combination of the Company’s Cumulative Adjusted EBITDA (75% weighting) and Relative TSR (25% weighting) performance over a three-year period, at the actual level, held by the named executive officer and the market value of such awards, determined by multiplying the number of unvested PRSUs, at the actual level, by the market price of the Company’s common stock at the close of the last trading day in 2025, which was $29.78 per share. Because the performance period for these PRSUs was completed as of the end of 2025, we have reported these PRSUs at the level actually earned.

(6)
The total amounts and values in columns (i) and (j) equal the total number of unvested PRSUs granted on February 22, 2024 (but for Mr. Mitchell, May 3, 2024 and for Mr. Coyle, also on November 8, 2024), that may be earned and vest based on a combination of the Company’s Cumulative Adjusted EBITDA (75% weighting) and Relative TSR (25% weighting) performance over a three-year period, at the maximum level, held by the named executive officer and the market value of such awards, determined by multiplying the number of unvested PRSUs, at the maximum level, by the market price of the Company’s common stock at the close of the last trading day in 2025, which was $29.78 per share. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2025 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through December 31, 2025, we were above target levels of performance and have accordingly reported the PRSUs at the maximum award level.

(7)
The total amounts and values in columns (i) and (j) equal the total number of unvested PRSUs granted on February 21, 2025 (but May 27, 2025 for Mr. Herring), that may be earned and vest based on a combination of the Company’s Cumulative Adjusted EBITDA (75% weighting) and Relative TSR (25% weighting) performance over a three-year period, at the maximum level, held by the named executive officer and the market value of such awards, determined by multiplying the number of unvested PRSUs, at the maximum level, by the market price of the Company’s common stock at the close of the last trading day in 2025, which was $29.78 per share. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2025 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through December 31, 2025, we were above target levels of performance and have accordingly reported the PRSUs at the maximum award level.

(8)
The total amounts and values in columns (g) and (h) equal the total number of unvested RSUs granted on February 21, 2025 (but May 27, 2025 for Mr. Herring), that vest ratably on each of the first three anniversaries of the grant date during the named executive officer’s continued employment with the Company through each such date, and the market value of such awards, determined by multiplying the number of unvested RSUs by the market price of the Company’s common stock at the close of the last trading day in 2025, which was $29.78 per share.

(9)
Mr. Lakhia, who resigned from the Company effective March 1, 2025, forfeited all outstanding equity awards.

(10)
Represents the number of time-based stock options granted to Mr. Coyle on November 5, 2021, which vested and became exercisable in equal installments on each of the first four anniversaries of the grant date during Mr. Coyle’s continued employment with the Company through each such anniversary.

(11)
Represents the number of performance-based stock options granted to Mr. Coyle on November 5, 2021, which become eligible to vest and become exercisable in equal 25% increments, each upon the later of the occurrence of the first four anniversaries of the grant date during Mr. Coyle’s continued employment with the Company through each such anniversary, respectively, and the attainment and maintenance of the closing price of the Company’s common stock at or above, for each respective 25% increment, $19.66, $24.66, $29.66, and $34.66, for twenty consecutive trading days. The performance-based stock options do not have threshold or maximum payout levels, but instead portions of the performance-based stock option award will vest to the extent that the stock price targets are achieved during the term of the stock option.

(12)
The total amounts and values in columns (g) and (h) equal the total number of unvested RSUs granted to Mr. Coyle on November 8, 2024, that vest ratably on each of the first three anniversaries of the grant date during Mr. Coyle’s continued employment with the Company through each such date, and the market value of such awards, determined by multiplying the number of unvested RSUs by the market price of the Company’s common stock at the close of the last trading day in 2025, which was $29.78 per share.

(13)
The total amounts and values in columns (g) and (h) equal the total number of unvested RSUs granted to Mr. Mitchell on February 24, 2023 (for the 2023 grant year) and February 22, 2024 (for the 2024 grant year) that vest ratably on each of the first three anniversaries of the grant date during Mr. Mitchell’s continued employment with the Company through each such anniversary, and the market value of such awards, determined by multiplying the number of unvested RSUs by the market price of the Company’s common stock at the close of the last trading day in 2025, which was $29.78 per share.

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OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2025
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)(b)	Value Realized on Exercise ($)(c)	Number of Shares Acquired on Vesting (#)(d)(1)	Value Realized on Vesting ($)(e)(2)
Peter Kelly	—	—	162,082	3,339,952
Brad Herring	—	—	—	—
Brad Lakhia	66,526	443,728	—	—
James Coyle	194,575	2,582,708	34,567	753,123
Chuck Coleman	147,351	1,523,365	21,853	466,940
Will Mitchell	—	—	6,842	145,892

(1)
The amounts shown in column (d) represent the number of shares the named executives acquired upon the vesting of PRSUs (for Messrs. Kelly, Coyle and Coleman) and RSUs during 2025.

(2)
The amounts shown in column (e) represent the aggregate dollar value realized upon the vesting of PRSUs (for Messrs. Kelly, Coyle and Coleman) and RSUs during 2025 (calculated by multiplying the number of shares by the closing price of our common stock on the date the PRSUs and RSUs vested).

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following is a discussion of the treatment of equity-based awards held by our named executive officers and annual cash incentive awards due to our named executive officers upon certain types of employment terminations or the occurrence of a change in control of the Company. For a discussion of our named executive officers’ severance payments and the treatment of their annual cash incentive awards that may become due upon certain types of employment terminations pursuant to their employment agreements, see “Employment Agreements with Named Executive Officers” below.
Equity-Based Awards—Omnibus Plan
To the extent a named executive officer’s employment agreement does not provide otherwise, the Omnibus Plan and the related award agreements thereunder provide for the following treatment of stock options and other equity awards issued pursuant to the Omnibus Plan upon the termination of employment scenarios or a change in control, as set forth below. Since December 10, 2009, all grants of stock options and other equity awards have been and will be made pursuant to the terms of the Omnibus Plan.
Award Type	Termination or Change in Control Scenario*
Options
Voluntary Termination or Termination for Cause: If voluntary, vested options remain exercisable for three months (or until earlier expiration date); if for Cause, all vested and unvested options are cancelled.
Termination Without Cause or for Good Reason: Unless otherwise specified in an award agreement, vested options remain exercisable for three months (or until earlier expiration date).
Death or Disability: Vested options remain exercisable for 1 year (or until earlier expiration date). Unvested options vest in full, with performance awards remaining subject to performance achievement (performance must be achieved within 1 year of death/disability, with options remaining exercisable for the earlier of 1 year from death/disability and the original expiration date).
Retirement: Vested options remain exercisable until the original expiration date. Unvested options continue to vest in accordance with the applicable vesting schedule and remain subject to performance requirements.
Effect of Change in Control: Double trigger vesting for options assumed or replaced and single trigger vesting for options that are not assumed or replaced, with performance measured at the time of the change in control under each scenario.

PRSUs
Voluntary Termination or Termination for Cause: Automatic forfeiture.
Without Cause or for Good Reason: Prorated portion of the PRSUs vests based on the Company’s actual performance during the performance period and the number of full months employed during such performance period.
Death or Disability: Full vesting of the PRSUs based on the Company’s actual performance during the performance period.
Retirement: If attaining age 65 and at least 5 years of service with the Company and its affiliates (“normal retirement”), full vesting of the PRSUs based on the Company’s actual performance during the performance period. If attaining age 55 with at least 10 years of service with the Company and its affiliates (“early retirement”), prorated portion of the PRSUs based on the Company’s actual performance during the performance period and the number of full months worked through the retirement date plus a credit of an additional 12 months.
Effect of Change in Control: Double trigger vesting at target performance level for PRSUs that are assumed or replaced; single trigger vesting at the target performance level for PRSUs that are not assumed or replaced (except at actual performance level for the Relative TSR portion of the PRSUs, with performance measured at the time of the change in control).

RSUs
Voluntary Termination or Termination for Cause: Forfeiture of any unvested RSUs.
Without Cause or for Good Reason: For the RSUs granted in November 2024 and in 2025, a prorated portion of RSUs will continue to vest based on the number of full months employed since the most recent anniversary of the grant date. For all other RSUs, forfeiture of any unvested RSUs.
Death or Disability: Full, immediate vesting of any unvested RSUs.
Retirement: If “normal retirement,” any unvested RSUs will continue to vest in full as scheduled. If “early retirement,” a prorated portion of any unvested RSUs scheduled to vest in the 12 months following the retirement date will continue to vest as originally scheduled, along with a prorated portion of such RSUs which is based on the number of full months employed since the most recent anniversary of the grant date (after giving 12 months vesting credit following the date of retirement).
Effect of Change in Control: Double trigger vesting for any RSUs that are assumed or replaced; single trigger vesting for any RSUs that are not assumed or replaced.

*
Unless otherwise specified in an award agreement, all unvested equity-based awards under the Omnibus Plan will be forfeited upon a termination of employment for any reason (except in the case of disability or death, as described in the Omnibus Plan).

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Unless specified otherwise in a named executive officer’s employment agreement, the termination of a named executive officer’s employment with the Company or any subsidiary will be deemed to be for “cause” under the Omnibus Plan upon any of the following events: (i) the refusal or neglect of the named executive officer to perform substantially his employment-related duties; (ii) the named executive officer’s personal dishonesty, incompetence, willful misconduct, or breach of fiduciary duty; (iii) the named executive officer’s indictment for, conviction of, or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than certain exceptions set forth in the Omnibus Plan); (iv) the named executive officer’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any subsidiary; (v) any other act or conduct that would constitute cause for the termination of the named executive officer’s employment under applicable law; (vi) the named executive officer’s material breach of any written policies or rules of the Company or its subsidiaries, including any sexual harassment policy; or (vii) the named executive officer’s material breach of any written covenant or agreement not to disclose any information pertaining to the Company or a subsidiary or not to compete or interfere with the Company or a subsidiary.
The Omnibus Plan does not provide a default “good reason” definition in the event such term is not specified in a named executive officer’s employment agreement.
Annual Cash Incentive Awards—Omnibus Plan
Termination or Change in Control Scenario

Death, Disability, Voluntary Termination (with or without Good Reason) or Termination by the Company (for Cause or without Cause): Annual cash incentive awards are treated as described in the executive’s employment agreement with the Company, to the extent applicable. See “Employment Agreements with Named Executive Officers” below for more information.
Retirement: Unless otherwise specified in an employment agreement, an executive receives a prorated amount of the incentive award based on actual performance for the performance period.
Effect of Change in Control: Unless otherwise determined by the administrator of the Omnibus Plan or as evidenced in an award agreement, pro rata payment based on actual performance, in the administrator’s discretion.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
The amounts in the table below are based on employment agreements that were in effect for each named executive officer on December 31, 2025, and assume that the termination and/or change in control, as applicable, was effective as of December 31, 2025, the last day of the prior fiscal year, and that the respective named executive officers exercised all options and/or received cash in exchange for eligible PRSUs and RSUs at such time. The table is merely an illustrative example of the impact of a hypothetical termination of employment or change in control. The amounts that would actually be paid upon a termination of employment can only be determined at the time of such termination, based on the facts and circumstances then prevailing. Mr. Lakhia’s employment with the Company terminated on March 1, 2025 and the table below describes the amount he actually received in connection with his termination of employment.
Named Executive Officer and Triggering Event	Cash Severance	Non-Equity Incentive Pay(1)	Options(2)	PRSUs(3)	RSUs(4)	Life Insurance(5)	Total
Peter Kelly
• Death	$44,402(8)	$1,932,500	—	$23,320,330	$4,880,704	$800,000	$30,977,936
• Disability(6)	$44,402(8)	$1,932,500	—	$23,320,330	$4,880,704	—	$30,177,936
• Retirement(7)	—	—	—	$21,659,559	$2,950,811	—	$24,610,370
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$3,522,902(9)	$1,932,500	—	$21,659,559	$2,950,811	—	$25,019,373
• CIC (single trigger)	—	$1,932,500	$1,893,675	—	—	—	$3,826,175
• Termination after CIC (double trigger)	$3,522,902(10)	$1,932,500	$1,893,675	$23,320,330	$4,880,704	—	$35,550,111
Brad Herring
• Death	$42,728(8)	$528,000	—	$1,446,475	$1,446,474	$800,000	$4,263,677
• Disability(6)	$42,728(8)	$528,000	—	$1,446,475	$1,446,474	—	$3,463,677
• Retirement(7)	—	—	—	—	—	—	—
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$1,527,728(9)	$528,000	—	$482,168	$401,792	—	$2,939,688
• CIC (single trigger)	—	$528,000	—	—	—	—	$528,000
• Termination after CIC (double trigger)	$2,022,728(10)	$528,000	—	$1,446,475	$1,446,474	—	$5,443,677
Brad Lakhia
• Voluntary	—	—	—	—	—	—	—
James Coyle
• Death	$44,402(8)	$1,200,000	—	$4,381,055	$1,750,052	$800,000	$8,175,509
• Disability(6)	$44,402(8)	$1,200,000	—	$4,381,055	$1,750,052	—	$7,375,509
• Retirement(7)	—	—	—	—	—	—	—
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$1,844,402(9)	$1,200,000	—	$2,766,056	$425,854	—	$6,236,312
• CIC (single trigger)	—	$1,200,000	$1,069,816	—	—	—	$2,269,816
• Termination after CIC (double trigger)	$2,444,402(10)	$1,200,000	$1,069,816	$4,381,055	$1,750,052	—	$10,845,325
Chuck Coleman
• Death	$44,402(8)	$709,970	—	$2,330,046	$640,598	$800,000	$4,525,016
• Disability(6)	$44,402(8)	$709,970	—	$2,330,046	$640,598	—	$3,725,016
• Retirement(7)	—	—	—	—	—	—	—
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$1,291,277(9)	$709,970	—	$1,564,462	$177,936	—	$3,743,645
• CIC (single trigger)	—	$709,970	$315,615	—	—	—	$1,025,585
• Termination after CIC (double trigger)	$1,706,902(10)	$709,970	$315,615	$2,330,046	$640,598	—	$5,689,131
Will Mitchell
• Death	—	$609,172	—	$805,876	$632,735	$800,000	$2,847,783
• Disability(6)	—	$609,172	—	$805,876	$632,735	—	$2,047,783
• Retirement(7)	—	—	—	—	—	—	—
• Voluntary / for Cause	—	—	—	—	—	—	—
• Termination w/o Cause or for Good Reason	$1,115,625(9)	$609,172	—	$394,913	$118,644	—	$2,566,858
• CIC (single trigger)	—	$609,172	—	—	—	—	$609,172
• Termination after CIC (double trigger)	$1,487,500(10)	$609,172	—	$805,876	$632,735	—	$3,535,283

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(1)
The amounts reported are equal to the full amount of the named executive officer’s 2025 bonus (a December 31, 2025 termination results in a 100% payout, whereas a termination on any other date would result in a prorated amount to the extent applicable).

(2)
The amounts reported assume an OPENLANE common stock price of $29.78, which was the closing price on December 31, 2025, the last trading day of the year. The amounts reported in the event of a Change in Control reflect the intrinsic (“in-the-money”) value of shares underlying only the performance-based option awards subject to a stock price target of $28.81 (for Messrs. Coleman and Kelly) and $29.66 (for Mr. Coyle). The stock price targets for such options are measured at the time of a Change in Control. Assuming a Change in Control that occurs on December 31, 2025, at an OPENLANE common stock price of $29.78, the stock price targets for such options would be deemed satisfied and such options would vest. The amounts disclosed in this column do not otherwise include the value of the unvested performance-based option awards granted in 2021 because the performance conditions which are satisfied upon the attainment and maintenance of the Company’s stock price at or above a certain level above the exercise price of the options had not been satisfied based on the assumption of an OPENLANE common stock price of $29.78. In the event of a termination of a named executive officer’s employment due to death or disability, the performance-based options will remain eligible to attain the performance conditions for one year following such termination of employment. In the event of a named executive officer’s retirement (if eligible), the performance-based options will continue to vest in accordance with the applicable vesting schedule and remain subject to performance requirements.

(3)
The amounts reported assume an OPENLANE common stock price of $29.78, which was the closing price on December 31, 2025, the last trading day of the year. In the event that a named executive officer terminates employment as a result of the named executive officer’s death, Disability, Retirement, Normal Retirement or Early Retirement (if eligible) (each as defined in the Omnibus Plan except for Normal Retirement and Early Retirement which are defined in the applicable award agreements) prior to a Change in Control (as defined in the Omnibus Plan) and as of December 31, 2025, each of the named executive officers would be entitled to, (i) in the case of death or Disability, or Normal Retirement (if eligible), continued vesting of all of the 2023, 2024 and 2025 PRSUs, and (ii) in the case of Early Retirement (if eligible), all of the 2023 and 2024 PRSUs and 24/36ths of the 2025 PRSUs, in each case based on actual performance of the 2023, 2024 and 2025 PRSUs. In the event that a named executive officer is terminated without Cause or resigns for Good Reason (each as defined in the applicable employment agreement) prior to a Change in Control and as of December 31, 2025, the named executive officer would be entitled to continued vesting of all of the 2023 PRSUs, 24/36ths of the 2024 PRSUs and 12/36ths of the 2025 PRSUs, based on actual performance. With respect to the events described above, the amounts disclosed in the table for the 2023 PRSUs reflect actual performance and the amounts disclosed in the table for the 2024 and 2025 PRSUs assume performance at the target level.

If a Change in Control occurs prior to the termination of such named executive officer’s employment, assuming a Change in Control date of December 31, 2025, he would be entitled to receive immediate vesting of (i) the target number of 2023 PRSUs and (ii) the target number of 2024 and 2025 PRSUs with respect to the Cumulative Adjusted EBITDA portion and the actual number of 2024 and 2025 PRSUs with respect to the Relative TSR portion (with performance measured at the time of the Change in Control), without proration, with respect to any such awards that are not assumed or replaced in the Change in Control, each as of the Change in Control date. If awards are assumed or replaced in the Change in Control, and such named executive officer’s employment is terminated following the Change in Control as a result of a termination without Cause or a resignation for Good Reason, assuming a Change in Control date of December 31, 2025, he would be entitled to receive immediate vesting of the target number of 2023, 2024 and 2025 PRSUs, without proration, as of his termination date. With respect to a Change in Control, the amounts disclosed in the “CIC (single trigger)” rows in the table assume that the awards are assumed or replaced in the Change in Control.
(4)
The amounts reported assume an OPENLANE common stock price of $29.78, which was the closing price on December 31, 2025, the last trading day of the year. In the event a named executive officer’s employment is terminated as a result of a termination for Cause or a voluntary termination prior to a Change in Control and as of December 31, 2025, he would forfeit the unvested portion of his RSUs. If a Change in Control occurs prior to the termination of such named executive officer’s employment, assuming a Change in Control date of December 31, 2025, he would be entitled to receive immediate vesting of any RSU awards that are not assumed or replaced in the Change in Control, each as of the Change in Control date. If such named executive officer’s employment is terminated following a Change in Control as a result of a termination without Cause or a resignation for Good Reason, assuming a Change in Control date of December 31, 2025, he would be entitled to receive immediate vesting of any RSU awards that are assumed or replaced in the Change in Control, as of his termination date. With respect to a Change in Control, the amounts disclosed in the “CIC (single trigger)” rows in the table assume that the RSUs are assumed or replaced in the Change in Control. In the event a named executive officer’s employment is terminated due to his death or Disability prior to a Change in Control and as of December 31, 2025, he would be entitled to receive immediate vesting of the unvested portion of his RSUs.

For the RSUs granted in November 2024 and in 2025, in the event a named executive officer’s employment is terminated as a result of a termination without Cause or a resignation for Good Reason prior to a Change in Control and as of December 31, 2025, a prorated portion of RSUs would continue to vest based on the number of full months employed since the most recent anniversary of the grant date; for all other RSUs, any unvested RSUs would be forfeited. In the event
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that a named executive officer terminates employment prior to a Change in Control due to his Normal Retirement or Early Retirement (if eligible), he would be entitled to receive (i) if due to Early Retirement, continued vesting of the unvested portion of his RSUs that are scheduled to vest on the first anniversary of the grant date following the retirement date plus a prorated portion of unvested RSUs, if any, scheduled to vest on the next anniversary of the grant date occurring thereafter, based on the number of full months he was employed since the most recent anniversary of the grant date, and (ii) if due to Normal Retirement, continued full vesting of the RSUs.
(5)
Under the Group Term Life Policy, a named executive officer’s designated beneficiary is entitled to a payment in an amount equal to two times his annual salary, not exceeding $800,000.

(6)
Long-term disability is a Company-paid benefit for all employees and therefore is not included in this table. The long-term disability benefit is only paid after six months on short-term disability and is 66.67% of base pay capped at $15,000 per month.

(7)
As of December 31, 2025, Mr. Kelly would have been entitled to receive continued vesting of a portion of the RSUs and PRSUs because he had met the requirements for an Early Retirement under the applicable award agreements under the Omnibus Plan (he was 55 years of age with at least 10 years of service). Messrs. Herring, Coyle, Coleman and Mitchell had not satisfied any of the Retirement, Normal Retirement or Early Retirement requirements under the applicable award agreements under the Omnibus Plan as of December 31, 2025, and thus, they would not have been entitled to accelerated or continued vesting of their equity or a prorated payout of their annual bonuses for a “retirement” as of such date.

(8)
Under the terms of the employment agreements for Messrs. Kelly, Herring, Coyle, Coleman and Mitchell, he (or his estate) would be entitled to COBRA premium payments for 18 months in the event of his death or Disability. Mr. Mitchell would not have received this benefit with respect to a termination occurring on December 31, 2025 because he did not participate in our group health plans as of such date.

(9)
These amounts are equal to (i) for Mr. Kelly, (a) two times the sum of Mr. Kelly’s current annual base salary ($773,000) and his 2025 target bonus amount, and (b) COBRA premium payments for 18 months; and (ii) for Messrs. Herring, Coyle, Coleman and Mitchell, (a) one and a half times the sum of his current annual base salary ($550,000 for Mr. Herring, $600,000 for Mr. Coyle, $475,000 for Mr. Coleman and $425,000 for Mr. Mitchell) and target bonus amount, and (b) COBRA premium payments for 18 months (except for Mr. Mitchell).

(10)
These amounts are equal to two times the sum of his current annual base salary ($773,000 for Mr. Kelly, $550,000 for Mr. Herring, $600,000 for Mr. Coyle, $475,000 for Mr. Coleman and $425,000 for Mr. Mitchell) and target bonus amount, and COBRA premium payments for 18 months (except for Mr. Mitchell).

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Employment Agreements with Named Executive Officers
Each of our named executive officers has an employment agreement with the Company. A summary of each of the agreements is provided below.
Named Executive Officers
The Company has entered into substantially similar employment agreements with Messrs. Kelly, Herring, Coyle, Coleman and Mitchell (each, an “Executive”) providing for their at-will employment and the severance and change of control payments described below (as previously disclosed, Mr. Lakhia was also subject to such substantially similar employment agreement prior to his termination of employment on March 1, 2025).
Termination Due to Death or Disability. If an Executive terminates his employment due to death or disability, the Company will be obligated to pay him (or his legal representatives) an amount equal to the sum of (i) any earned but unpaid base salary; (ii) accrued but unpaid vacation earned through the date of termination; (iii) unreimbursed business expenses; and (iv) any vested employee benefits. The aggregate of the foregoing is referred to as the “Accrued Obligations.” In addition, the Executive or his estate/beneficiaries would be entitled to receive (i) COBRA premium payments for 18 months or until the Executive becomes eligible for coverage under another employer’s health plan, if the Executive is participating in the Company’s health plans on the date of such termination of employment (the “Continued Benefits”); (ii) the prorated portion of his annual bonus for the calendar year in which such termination of employment occurred, calculated based on the Executive’s actual performance and based on the number of days the Executive was employed by the Company during such calendar year (the “Pro Rata Bonus”); and (iii) a payment equal to the amount of any annual bonus which has been earned in a prior year but which has not yet been paid to the Executive (the “Earned but Unpaid Bonus”).
For purposes of their employment agreements, “disability” means a “Total Disability” (or equivalent) as defined in the Company’s long-term disability plan in effect at the time of the disability.
Voluntary Termination or Termination for Cause. If an Executive voluntarily terminates his employment or if the Company terminates the Executive’s employment for Cause, the Company’s sole obligation will be to pay him the Accrued Obligations. For purposes of their employment agreements, “Cause” means the (i) Executive’s willful, continued and uncured failure to perform substantially their duties under the agreement (other than any such failure resulting from incapacity due to medically documented illness or injury) for a period of 14 days following written notice by the Company to the Executive of such failure; (ii) Executive engaging in illegal conduct or gross misconduct that is demonstrably likely to lead to material injury to the Company, monetarily or otherwise; (iii) Executive’s indictment or conviction of, or plea of nolo contendere to, a crime constituting a felony or any other crime involving moral turpitude; (iv) Executive’s material breach of the Company’s code of business conduct and ethics; or (v) Executive’s violation of the restrictive covenants under the agreement or any other covenants owed to the Company by Executive.
Termination Without Cause or Resignation for Good Reason. In the event an Executive is terminated by the Company without Cause or he resigns for Good Reason, the Executive would be entitled to receive, subject to the execution and non-revocation of a release of claims, (i) a lump sum cash payment equal to the sum of one and a half times (except for Mr. Kelly, two times) his annual base salary plus target annual bonus for the year in which such termination of employment occurs; (ii) the Continued Benefits; (iii) the Pro Rata Bonus; and (iv) the Earned but Unpaid Bonus. For purposes of their employment agreements, “Good Reason” means (i) any material reduction of the Executive’s authority, duties and responsibilities; (ii) any material failure by the Company to comply with any of the terms and conditions of the agreement; (iii) any failure to timely pay or provide the Executive’s base salary, or any reduction in the Executive’s base salary, excluding any base salary reduction made in connection with across the board salary reductions; (iv) the requirement by the Company that the Executive relocate his principal business location to a location more than 50 miles from the Executive’s principal base of operation as of the effective date of the agreement; or (v) a Change of Control occurs and, if applicable, the Company fails to cause its successor (whether by purchase, merger, consolidation or otherwise) to assume or reaffirm the Company’s obligations under the agreement without change. For purposes of the foregoing, “Change of Control” has the same meaning as the term “Change in Control” under the Omnibus Plan.
Change In Control Termination. In the event an Executive is terminated by the Company without Cause or such Executive resigns for Good Reason, as described above, and such termination occurs within two years of a
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Change of Control (as defined under the Omnibus Plan), the Executive would be entitled to receive, subject to the execution and non-revocation of a release of claims, (i) a lump sum cash payment equal to the sum of two times his annual base salary plus target annual bonus for the year in which such termination of employment occurs; (ii) the Continued Benefits; (iii) the Pro Rata Bonus; and (iv) the Earned but Unpaid Bonus.
Requirements With Respect to Non-Competition and Non-Solicitation. Upon a termination of employment for any reason, an Executive is subject to the following one year post-termination restrictive covenants: (i) non-competition restrictions; and (ii) non-solicitation of Company employees and customers.
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CEO PAY RATIO
Summary
For the 2025 fiscal year, the ratio of the annual total compensation of Mr. Kelly, our Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries other than Mr. Kelly (“Median Annual Compensation”) was 191 to 1.
This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. The assumptions used in the calculation of our estimated pay ratio are specific to our company and our employee population; therefore, our pay ratio may not be comparable to the pay ratios of other companies, including the companies in our comparator group.
In this summary, we refer to the employee who received the Median Annual Compensation as the “Median Employee.” For purposes of this summary, Median Annual Compensation was $53,468 and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2025 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K. For purposes of this summary, CEO Compensation was $10,233,134. CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Kelly in the “Summary Compensation Table for 2025” for the 2025 fiscal year.
Methodology
To identify the Median Employee, we first determined our employee population as of December 31, 2025 (the “Determination Date”). We had 4,791 employees (other than our CEO, Mr. Kelly), representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries as of the Determination Date. This number did not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules. As permitted under the de minimis exemption to Item 402(u) of Regulation S-K, we chose to exclude 226 employees in the Philippines in identifying our Median Employee, which comprised less than 5% of our total employee population.
We then measured compensation for the period beginning on January 1, 2025 and ending on December 31, 2025 for 4,565 employees (after the permitted exclusions noted above). This compensation measurement was first calculated by totaling base salary (for salaried employees) and wages (for hourly employees) for each employee, and converting international currencies into U.S. dollars. We annualized the compensation for the portion of our permanent employee workforce (full-time and part-time) which worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year.
We identified the Median Employee, who was located in the U.S. We then calculated gross wages reported on Form W-2 which included cash compensation, including regular pay (wages and salary), all variants of overtime (if eligible), and all variants of bonus payments actually paid (if any).
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PAY VERSUS PERFORMANCE
The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and our non-PEO named executive officers (collectively, the “Non-PEO NEOs”) as presented in the Summary Compensation Table on page 43, (ii) the “compensation actually paid” (“CAP”) to our PEO and Non-PEO NEOs, as calculated pursuant to Item 402(v) of Regulation S-K (“Item 402(v)”), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.
CAP, as determined under SEC rules, does not reflect the actual amount of compensation earned by or paid to our named executive officers during a covered year or the way in which the Compensation Committee views compensation decisions. The Compensation Committee did not consider the pay-versus-performance disclosure below in making its pay decisions for any of the years shown. For further information on our pay-for-performance philosophy and how our executive compensation aligns with the Company’s performance, refer to “Compensation Discussion and Analysis” beginning on page 26.
Pay Versus Performance Table
Year	Summary Compensation Table Total for First PEO ($)(1)(2)	Summary Compensation Table Total for Second PEO ($)(1)(2)	Compensation Actually Paid to First PEO ($)(1)(3)	Compensation Actually Paid to Second PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ Millions)(7)	Adjusted EBITDA ($ Millions)(8)
							Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
2025	—	10,233,134	—	24,042,695	2,291,973	2,819,180	160	142	177.7	332.6
2024	—	7,418,653	—	17,304,280	1,833,095	3,312,728	107	134	109.9	293.4
2023	—	6,721,355	—	7,642,078	1,954,108	2,094,025	80	123	(154.1)	272.0
2022	—	7,028,222	—	3,969,021	2,658,920	678,130	70	106	241.2	231.2
2021	4,736,187	8,420,877	3,227,659	10,028,492	2,615,880	2,711,700	84	127	66.5	434.2

(1)
James P. Hallett was our PEO through March 31, 2021 (First PEO), and Peter J. Kelly became our PEO effective April 1, 2021 (Second PEO). Mr. Kelly was our PEO in 2022, 2023, 2024 and 2025. The Non-PEO NEOs included in these columns reflect the following:

•
2025: Bradley P. Herring; Brad S. Lakhia; James P. Coyle; Charles S. Coleman; and William C. Mitchell.

•
2024: Brad S. Lakhia; James P. Coyle; Charles S. Coleman; William C. Mitchell; and Sriram Subrahmanyam.

•
2023: Brad S. Lakhia; Scott A. Anderson; James P. Coyle; Sriram Subrahmanyam; James E. Money; and Justin T. Davis.

•
2022: Eric M. Loughmiller; James P. Hallett; James P. Coyle; Sriram Subrahmanyam; John C. Hammer; and Thomas J. Fisher.

•
2021: Eric M. Loughmiller; John C. Hammer; Justin T. Davis; and James P. Coyle.

(2)
Amounts reflect the total compensation for our PEOs, as reported in the Summary Compensation Table for the applicable fiscal year.

(3)
Amounts reflect the CAP to our PEOs and the average CAP to our Non-PEO NEOs, as computed in accordance with Item 402(v). Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. As provided in Item 402(v), the adjustments in the table below were made to our PEO’s and to the average Non-PEO NEO’s total compensation reported in the Summary Compensation Table for 2025 to determine the compensation actually paid to our PEO and the average compensation actually paid to Non-PEO NEOs for 2025 for purposes of this disclosure.

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Summary Compensation Table (“SCT”) Total for PEO and Non-PEO NEOs	2025 PEO	2025 Non-PEO NEOs
SCT Total	$10,233,134	$2,291,973
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	$(7,494,007)	$(1,252,706)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$10,951,360	$1,778,676
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	$8,753,768	$687,039
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$89,216	—
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	$1,509,224	$112,215
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	$(798,017)
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	—	—
CAP Amounts (as calculated)	$24,042,695	$2,819,180

(4)
Amounts reflect the average compensation for our non-PEO NEOs, as reported in the Summary Compensation Table for the applicable fiscal year.

(5)
The amounts in this column assume the investment of $100 on December 31, 2020 in the Company’s common stock and reinvestment of all dividends since that date.

(6)
The amounts in this column assume the investment of $100 on December 31, 2020 in the S&P SmallCap 600 Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our 2025 Annual Report on Form 10-K.

(7)
Amounts reflect the Company’s net income as reported in the Company’s audited financial statements for the applicable year.

(8)
Adjusted EBITDA (a non-GAAP measure), as defined on page 33, was selected as the 2025 “Company-Selected Measure” as defined in Item 402(v).

Relationship Between CAP and Performance
The following charts set forth the relationship between our PEO’s and Non-PEO NEOs’ CAP to (i) our TSR and S&P SmallCap 600 Index TSR, (ii) our net income, and (iii) our Adjusted EBITDA, over the five-year period from 2021 through 2025, each as set forth in the table above.*
CAP vs. TSR
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CAP vs. Net Income
CAP vs. Adjusted EBITDA
* PEO CAP for 2021 reflects the aggregate average 2021 CAP for Messrs. Kelly and Hallett, who each served as a PEO during a portion of 2021.
Financial Performance Measures
In accordance with Item 402(v) requirements, we are providing the following unranked list of the financial performance measures that the Company considers to have been most important in linking the CAP to the PEO and Non-PEO NEOs in 2025 as set forth in the table above and Company performance:
•
Adjusted EBITDA

•
Stock Price

•
Relative Total Shareholder Return

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The Audit Committee has appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee’s appointment of KPMG, which has served as the Company’s independent registered public accounting firm since 2007.
Although the Company is not required to seek stockholder approval of this appointment, the Board believes it is sound corporate governance to do so. If the appointment of KPMG is not ratified by the stockholders, the Audit Committee will consider the vote of the Company’s stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of KPMG. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote at the 2026 annual meeting.
Representatives of KPMG will be present at the 2026 annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for 2026.
Proxies solicited by the Board of Directors will be voted “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for 2026 unless stockholders specify a contrary vote.
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REPORT OF THE AUDIT COMMITTEE
The Audit Committee is currently comprised of four independent directors, each of whom satisfies the independence requirements of Section 10A of the Exchange Act and Rule 10A-3 thereunder. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our stockholders, KPMG as our independent registered public accounting firm (“independent auditors”), and our internal auditors. Our management has the primary responsibility for our financial statements and the reporting process, including the systems of internal controls and for assessing the effectiveness of internal controls over financial reporting. The Audit Committee, at least quarterly, meets with the Company’s Chief Financial Officer, the Company’s head of Internal Audit and representatives of KPMG and conducts separate executive sessions to discuss, among other things, the audited consolidated financial statements, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting and compliance programs.
In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed and discussed with management the consolidated financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited consolidated financial statements and related financial statement disclosures included in our 2025 Annual Report on Form 10-K. Also, the Audit Committee reviewed with the independent auditors their judgments as to both the quality and the acceptability of our critical and significant accounting policies. The Audit Committee’s review with the independent auditors included a discussion of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. KPMG has provided the Audit Committee written disclosures and all communications required under PCAOB standards, including those concerning independence, and the Audit Committee has discussed the independent auditors’ independence with KPMG. The Audit Committee has also reviewed non-audit services performed by KPMG and considered whether KPMG’s provision of non-audit services was compatible with maintaining its independence from the Company.
The Audit Committee discussed with our internal auditors and independent auditors the overall scope and plans for their respective audits and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of the auditors’ procedures, their evaluations of our internal controls, including a review of the disclosure control process, and the overall quality of our financial reporting. Management represented to the Audit Committee that the Company’s consolidated audited financial statements as of and for the fiscal year ended December 31, 2025 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee, or the Chair of the Audit Committee, also pre-approved all audit and non-audit services provided by the independent auditors during and relating to fiscal year 2025. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our 2025 Annual Report on Form 10-K.
The Audit Committee evaluates the performance of the independent auditors each year and determines whether to re-engage the current independent auditors or consider other audit firms. To assist in the evaluation of KPMG’s performance for the 2025 audit, the Audit Committee conducted a comprehensive evaluation, which included obtaining input from certain members of management, assessing KPMG’s independence, technical expertise, industry knowledge, adequacy of audit approach and scope, appropriateness of fees, and service and communication with management and the Audit Committee. The results of this evaluation were discussed with the KPMG engagement partner. The Audit Committee reviews with our Chief Financial Officer and the head of Internal Audit, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent auditors of our internal control over financial reporting, the quality of our financial reporting and the ability of the independent auditors to remain independent. Based on these evaluations, the Audit Committee approved the engagement of KPMG as our independent auditors for fiscal year 2026.
Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee has continued its long-standing practice of recommending that the Board ask our stockholders to ratify the appointment of the independent auditors at our annual meeting of stockholders.
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AUDIT COMMITTEE
FEES PAID TO KPMG LLP
The following table sets forth the aggregate fees charged to the Company by KPMG for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2025 and 2024 and for other services rendered during 2025 and 2024 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:
Fee Category	2025	2024
Audit Fees(1)	$2,918,031	$3,179,919
Audit-Related Fees(2)	489,826	555,126
Tax Fees(3)	141,853	89,875
All Other Fees(4)	1,780	1,780
Total Fees	$3,551,490	$3,826,700

(1)
Audit Fees: Consists of fees for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in the Company’s quarterly reports, the audit of our internal controls over financial reporting and services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

(2)
Audit-Related Fees: Consists principally of fees for professional services rendered for Service Organization Control 1 and 2 reporting, our Registration Statements on Form S-3 and Form S-8, as well as accounting advisory assistance with technical analysis.

(3)
Tax Fees: Consists of fees for various tax planning and compliance projects.

(4)
All Other Fees: Consists principally of a license to use KPMG’s accounting research software.

AUDIT COMMITTEE PRE-APPROVAL POLICY
The Company’s independent registered public accounting firm fee pre-approval policy provides for an annual process through which the Audit Committee evaluates the nature and scope of the audit prior to the commencement of the audit. The Audit Committee also evaluates audit-related, tax and other services that are proposed, along with the anticipated cost of such services. The Audit Committee reviews schedules of specific services to be provided. If other services are provided outside of this annual process, under the policy they may be (i) pre-approved by the Audit Committee at a regularly scheduled meeting; or (ii) pre-approved by the Chair of the Audit Committee, acting between meetings and reporting back to the Audit Committee at the next scheduled meeting. All audit fees, audit-related fees, tax fees and all other fees described above were approved by the Audit Committee or the Chair of the Audit Committee before such services were rendered.
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RELATED PERSON TRANSACTIONS
Review and Approval of Transactions with Related Persons
Pursuant to our written related person transactions policy, the Company reviews relationships and transactions in which the Company, or one of its business units, and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.
In the course of the review and approval of a related person transaction, the Board or the Audit Committee may consider the following factors:
•
the nature of the related person’s interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to the Company;

•
whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•
any other matters that we deem appropriate.

Transactions in which the amount involved exceeds $120,000 in which the Company, or one of its business units, was a participant and a related person had a direct or indirect material interest are required to be disclosed in this proxy statement. Except for the transactions set forth below, there were no related person transactions identified since January 1, 2025.
Series A Preferred Stock
On June 10, 2020, we issued 500,000 shares of Series A Preferred Stock to Ignition Acquisition Holdings LP (“Ignition”), a Delaware limited partnership and affiliate fund of Apax, for an aggregate purchase price of $500 million, or $1,000 per share, in a private offering pursuant to the Investment Agreement, dated as of May 26, 2020, by and between the Company and the Apax Investor, an affiliate of Ignition (the “Apax Investment Agreement”). On June 10, 2020 and June 29, 2020, we issued an aggregate of 50,000 shares of Series A Preferred Stock to Periphas Kanga Holdings, LP (“Periphas”), a Delaware limited partnership and affiliate of Periphas Capital GP, LLC (“Periphas Capital”), for an aggregate purchase price of $50 million, or $1,000 per share, in private offerings pursuant to the Investment Agreement, dated as of May 26, 2020, by and between the Company and Periphas Capital (the “Periphas Investment Agreement” and, together with the Apax Investment Agreement, the “Investment Agreements”).
On October 8, 2025, we repurchased 288,322 shares of Series A Preferred Stock from Ignition and 45,706 shares of Series A Preferred Stock from Periphas for a repurchase price of approximately $482.4 and $76.5 million, respectively. The repurchased shares of Series A Preferred Stock were retired. Following the repurchase, Periphas distributed its remaining shares of Series A Preferred Stock to SKM, LLC, Jeffrey Dodge and the Jeffrey Lynn Dodge 2011 Family Trust (collectively, the “Periphas Transferees”). Sanjeev Mehra, our former director, is the managing member of SKM, LLC, which received 11,023 shares in the distribution.
The Series A Preferred Stock ranks senior to our common stock, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The holders of the Series A Preferred Stock are entitled to a cumulative dividend at the rate of 7% per annum, payable quarterly in arrears. Dividends were payable in kind through the issuance of additional shares of Series A Preferred Stock for the first eight dividend payments, and thereafter, are payable in cash or in kind, or in any combination of both, at our option. The holders of the Series A Preferred Stock are also entitled to participate in dividends declared or paid on our common stock on an as-converted basis.
The Series A Preferred Stock is currently convertible at the option of the holders thereof into shares of common stock at a conversion price of $17.75 per share of Series A Preferred Stock and a conversion rate of 56.3380 shares of common stock per share of Series A Preferred Stock, subject to certain anti-dilution adjustments. Further, if the closing price of the common stock exceeds $31.0625 per share, as may be adjusted pursuant to the Certificate
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of Designations, for at least 20 trading days in any period of 30 consecutive trading days, at our election, all or any portion of the Series A Preferred Stock will be convertible into the relevant number of shares of common stock.
The holders of the Series A Preferred Stock are entitled to vote with the holders of our common stock as a single class on all matters submitted to a vote of the holders of our common stock.
At any time on or after June 10, 2026, we may redeem some or all of the Series A Preferred Stock for a per share amount in cash equal to: (i) the sum of (x) the liquidation preference thereof, plus (y) all accrued and unpaid dividends, multiplied by (ii) (A) 105% if the redemption occurs at any time on or after June 10, 2026 and prior to June 10, 2027 (B) 100% if the redemption occurs on or after June 10, 2027.
Upon the occurrence of a change of control, and subject to certain limitations set forth in the Certificate of Designations, each holder of the Series A Preferred Stock will either (i) receive such number of shares of common stock into which such holder is entitled to convert all or a portion of such holder’s shares of Series A Preferred Stock at the then current conversion price, (ii) receive, in respect of all or a portion of such holder’s shares of Series A Preferred Stock, the greater of (x) the amount per share of Series A Preferred Stock that such holder would have received had such holder, immediately prior to such change of control, converted such share of Series A Preferred Stock into common stock and (y) a purchase price per share of Series A Preferred Stock, payable in cash, equal to the product of (A) 105% multiplied by (B) the sum of the liquidation preference and accrued dividends with respect to such share of Series A Preferred Stock, or (iii) unless the consideration in such change of control event is payable entirely in cash, retain all or a portion of such holder’s shares of Series A Preferred Stock.
For so long as the Apax Investor or its affiliates beneficially own at least 25% of the shares of Series A Preferred Stock originally purchased pursuant to the Apax Investment Agreement on an as-converted basis, the Apax Investor will continue to have the right to appoint one individual to the Board. Additionally, so long as the Apax Investor or its affiliates beneficially own at least 50% of the shares of Series A Preferred Stock originally purchased pursuant to the Apax Investment Agreement on an as-converted basis, the Apax Investor will have the right to appoint one non-voting observer to the Board. Likewise, while Periphas beneficially owned a certain percentage of the shares of Series A Preferred Stock purchased in the Periphas issuance on an as-converted basis, Periphas had the right to appoint one non-voting observer to the Board.
The Apax Investor and certain of its affiliates are subject to certain standstill restrictions, until the Apax Investor no longer beneficially owns 25% of the shares of Series A Preferred Stock originally purchased pursuant to the Apax Investment Agreement on an as-converted basis. Periphas was also subject to certain standstill restrictions, until Periphas no longer owned 50% of the shares of Series A Preferred Stock purchased in the Periphas issuance on an as-converted basis.
The Apax Investor, its affiliates and the Periphas Transferees have (and Periphas previously had) certain customary registration rights with respect to shares of the Series A Preferred Stock and the shares of the common stock held by it issued upon any future conversion of the Series A Preferred Stock. Pursuant to these rights, on February 18, 2021 and again on February 22, 2024, the Company filed a shelf registration statement on Form S-3 with the SEC to register for resale an aggregate of (i) 634,305 shares of Series A Preferred Stock and (ii) the total number of shares of common stock issuable upon conversion of all such shares of Series A Preferred Stock (35,735,493 shares on the expired registration statement and 36,051,606 shares on the replacement registration statement). Under the registration statement, Ignition and the Periphas Transferees (previously Periphas) may offer and sell shares of Series A Preferred Stock or shares of common stock in public or private transactions, or both. These sales may occur at fixed prices, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
At the close of business on April 7, 2026, the record date, Ignition held 288,323 shares of our Series A Preferred Stock, which shares represented approximately 13.31% of our common stock on an as-converted basis.
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REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS
Nomination of Directors and Other Business of Stockholders
In order to submit stockholder proposals for inclusion in our proxy statement related to the 2027 annual meeting of stockholders pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal executive office at OPENLANE, Inc., Secretary, 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032 no later than December 25, 2026.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Charles S. Coleman, EVP, Chief Legal Officer and Secretary, OPENLANE, Inc., 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032. As the SEC’s shareholder proposal rules make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.
The Company’s By-Laws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement pursuant to SEC Rule 14a-8, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2027 annual meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Secretary at the Company’s principal office in Carmel, Indiana (see address above), not less than 90 or more than 120 days prior to the first anniversary of the date of this year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company’s By-Laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than February 5, 2027, and no later than March 7, 2027. All director nominations and stockholder proposals must comply with the requirements of the Company’s By-Laws, a copy of which may be obtained at no cost from the Secretary of the Company by writing to OPENLANE, Inc., Secretary, 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032. In addition to satisfying the advance notice and other requirements in our By-Laws, a stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with all the requirements of SEC Rule 14a-19.
Other than the proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the 2026 annual meeting. However, if you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2026 annual meeting. If for any unforeseen reason, any one or more of the Board’s nominees is not available to stand for election as director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated as a substitute by the Board.
The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Q:	Why am I receiving these materials?
A:
We are providing these proxy materials to you in connection with the solicitation, by our Board, of proxies to be voted at the Company’s 2026 annual meeting of stockholders and at any adjournments or postponements thereof. Stockholders are invited to attend the 2026 annual meeting to be held via a live audio webcast on June 5, 2026 beginning at 9:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/OPLN2026, where stockholders will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number provided on your Notice (as defined below under “Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?”), on your proxy card, or on the instructions that accompanied your proxy materials. Our proxy materials are first being distributed to stockholders on or about April 24, 2026.

Q:	What proposals will be voted on, what is the Board’s voting recommendation, and what are the standards for determining whether a proposal has been approved?
A:	The holders of shares of Series A Preferred Stock are being asked to vote, as a separate class, on:

•
Proposal No. 1: To elect one director (Roy Mackenzie) designated by the Apax Investor to serve until the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal.

The holders of shares of common stock and shares of Series A Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:

•
Proposal No. 2: To elect eight directors to serve until the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal.

• Proposal No. 3: To approve, on an advisory basis, executive compensation.
• Proposal No. 4: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026.
Proposal	Voting Choices and Board Recommendation	Voting Standard	Effect of Abstention	Effect of Broker Non-Vote
1. Election of Director Nominee Designated by the Apax Investor	• Vote “FOR” the nominee • Vote “AGAINST” the nominee • Abstain from voting for the nominee The Board recommends a vote FOR the director nominee.	More votes “FOR” than “AGAINST”	No effect	No effect
2. Election of Directors
•
Vote “FOR” all nominees

•
Vote “FOR” specific nominees

•
Vote “AGAINST” all nominees

•
Vote “AGAINST” specific nominees

•
Abstain from voting for all nominees

•
Abstain from voting for specific nominees

		More votes “FOR” than “AGAINST”	No effect	No effect
The Board recommends a vote FOR each of the director nominees.
3. Advisory Vote to Approve Executive Compensation
•
Vote “FOR” the advisory proposal

•
Vote “AGAINST” the advisory proposal

•
Abstain from voting on the advisory proposal

The Board recommends a vote FOR the advisory vote to approve executive compensation.
		Majority of the shares present and entitled to vote	Vote against	No effect
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4. Ratification of Independent Registered Accounting Firm
•
Vote “FOR” the ratification

•
Vote “AGAINST” the ratification

•
Abstain from voting on the ratification

The Board recommends a vote FOR the ratification of the appointment of KPMG as our independent registered accounting firm for 2026.
	Majority of the shares present and entitled to vote	Vote against	Not applicable
Q:	Who is entitled to vote?
A:
Only holders of our common stock and/or Series A Preferred Stock outstanding as of the record date, which is the close of business on April 7, 2026, may vote at the 2026 annual meeting. Each share of our common stock is entitled to one vote on each matter properly brought before the 2026 annual meeting and on which holders of common stock are entitled to vote.
Each record holder of Series A Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the record date on each matter that is properly brought before the 2026 annual meeting and on which holders of Series A Preferred Stock are entitled to vote together with common stock as a single class. In addition, each holder of record of Series A Preferred Stock will have one vote for each share of Series A Preferred Stock on each matter that is properly brought before the 2026 annual meeting and on which holders of Series A Preferred Stock are entitled to vote separately, as a class.
These shares include shares that are:
•
held directly in your name as the stockholder of record; and

•
held for you as the beneficial owner through a broker, bank or other nominee, including shares purchased under the KAR Auction Services, Inc. Amended and Restated Employee Stock Purchase Plan (the “ESPP”).

On the record date, the Company had 105,914,596 shares of common stock issued and outstanding and 300,277 shares of Series A Preferred Stock issued and outstanding.

Q	Are there any requirements on how the holders of the Series A Preferred Stock must vote?
A:
Under the Apax Investment Agreement, at the 2026 annual meeting, Ignition is required to vote its shares of Series A Preferred Stock in favor of the eight director nominees who are also being voted on by holders of common stock, in favor of the “say on pay” proposal, and for ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026, as described in these proxy materials. Ignition is entitled to vote at its discretion on the other proposals (if any) described in this proxy statement.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), you are considered a “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person online during the 2026 annual meeting.
Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you hold your shares in “street name” and are considered a “beneficial owner” with respect to those shares. These proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the 2026 annual meeting.

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Q:	How can I vote my shares and participate at the 2026 annual meeting?
A:
Stockholders may participate in the 2026 annual meeting by visiting the following website: www.virtualshareholdermeeting.com/OPLN2026. To participate in the 2026 annual meeting, you will need the 16-digit control number provided on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Stockholder of Record. Shares held directly in your name as the stockholder of record may be voted online during the 2026 annual meeting. If you choose to vote your shares online during the 2026 annual meeting, please follow the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/OPLN2026. You will need the control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Beneficial Owner. If you are a beneficial owner in street name and want to vote your shares online during the 2026 annual meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy and proof of beneficial ownership, such as your most recent account statement as of April 7, 2026, the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
If you hold both common stock and Series A Preferred Stock, you will need to vote, or authorize a proxy to vote, each class of stock separately. Please be sure to vote or authorize a proxy to vote for each class of stock separately so that all your votes can be counted. For more information, see “What if I hold both common stock and Series A Preferred Stock” below.
Even if you plan to attend the 2026 annual meeting, the Company strongly recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the 2026 annual meeting. See “How can I vote my shares without attending the 2026 annual meeting?” below.
The 2026 annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 8:45 a.m. Eastern Daylight Time.
We are holding the 2026 annual meeting online and providing Internet voting to provide expanded access and to allow you to vote your shares online during the annual meeting, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Q:	What if I hold both common stock and Series A Preferred Stock?
A:
Some of our stockholders may hold both common stock and Series A Preferred Stock. If you are a holder of both common stock and Series A Preferred Stock, you can expect to receive separate sets of printed proxy materials.
You will need to vote, or authorize a proxy to vote, each class of stock separately in accordance with the instructions set forth herein and on the applicable proxy cards or voting instruction forms. Voting, or authorizing a proxy to vote, only your common stock will not also cause your shares of Series A Preferred Stock to be voted, and vice versa.
If you hold both common stock and Series A Preferred Stock, please be sure to vote or authorize a proxy to vote for each class of stock separately so that all your votes can be counted.

Q:	How can I vote my shares without attending the 2026 annual meeting?
A:
Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may vote without attending the 2026 annual meeting in one of the following manners:
By Internet. Go to www.proxyvote.com and follow the instructions. You will need the control number included on your proxy card or voting instruction form;

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By Telephone. Dial 1-800-690-6903. You will need the control number included on your proxy card or voting instruction form; or
By Mail. Complete, date and sign your proxy card or voting instruction form and mail it using the enclosed, pre-paid envelope.
If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting for stockholders will be available 24 hours a day, and will close at 11:59 p.m., Eastern Daylight Time, on June 4, 2026.

Q:	If I am an employee holding shares pursuant to the ESPP, how will my shares be voted?
A:
Employees holding stock acquired through the ESPP will receive a voting instruction form covering all shares held in their individual account from Fidelity, the plan record keeper. The record keeper for the ESPP will vote your shares (i) in accordance with the specific instructions on your returned voting instruction form; or (ii) in its discretion, if you return a signed voting instruction form with no specific voting instructions.

Q:	What is the quorum requirement for the 2026 annual meeting?
A:
A quorum of stockholders is necessary to hold the 2026 annual meeting. A quorum at the 2026 annual meeting exists if stockholders entitled to cast a majority of the votes entitled to be cast at the 2026 annual meeting are present in person or represented by proxy. Abstentions and broker non votes are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker, bank or other nominee is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

Q:	What happens if I do not give specific voting instructions?
A:
Stockholder of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2026 annual meeting.
Beneficial Owner. If you are a beneficial owner of shares and do not provide the organization (e.g., broker, bank or other nominee) that holds your shares in “street name” with specific voting instructions, the organization that holds your shares may generally vote in its discretion on “routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on “non-routine” matters, such organization cannot vote your shares and will inform the inspector of election that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker, bank or other nominee. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered shares entitled to vote, they will have no effect on the outcome of any proposal other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.
•
Routine Matters. The ratification of the appointment of KPMG as our independent registered public accounting firm for 2026 (Proposal No. 4) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non votes will exist in connection with Proposal No. 4.

•
Non Routine Matters. The election of directors (Proposals No. 1 & 2) and the advisory vote to approve executive compensation (Proposal No. 3) are each considered “non routine” matters under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non votes on Proposal No. 1, Proposal No. 2 and Proposal No. 3.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?
A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction forms you receive.
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Q:	Who will count the vote?
A:	The votes will be counted by the inspector of elections appointed for the 2026 annual meeting.
Q:	Can I revoke my proxy or change my vote?
A:
Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the 2026 annual meeting by:
•
providing written notice of revocation to the Secretary of the Company at 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032;

•
delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

•
attending the 2026 annual meeting online and voting during the meeting, which will automatically cancel any proxy previously granted.

Please note that your attendance at the 2026 annual meeting alone will not cause your previously granted proxy to be revoked unless you vote online during the 2026 annual meeting. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares held in street name may be voted by you online during the 2026 annual meeting only if you obtain a signed proxy from the record holder giving you the right to vote such shares.

Q:	Who will bear the cost of soliciting proxies for the 2026 annual meeting?
A:
The Company pays the cost of soliciting your proxy and reimburses brokers and others for forwarding to you the proxy materials as beneficial owners of our common stock. The Company’s directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
A:
This year, we are again taking advantage of the SEC rules that allow us to furnish our proxy materials over the Internet. As a result, most of our stockholders will be mailed a Notice of Internet Availability of Proxy Materials (“Notice”), rather than a full paper set of the proxy materials. The Notice includes information on how to access the proxy materials via the Internet as well as how to vote via the Internet. We believe this method of delivery will decrease printing and shipping costs, expedite distribution of proxy materials to you, and reduce our impact on the environment. Stockholders who receive the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice and, if applicable, this proxy statement and the Company’s Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.
This procedure reduces our printing and mailing costs and also reduces our impact on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of the Notice or this proxy statement and the Company’s Annual Report, as requested, will be promptly delivered to any stockholder at a shared address to which we delivered a single copy of any of these documents. If you prefer to receive separate copies of the Notice, the proxy statement or Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
If you are a stockholder of record and are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please notify us by contacting Broadridge Financial Solutions, Inc. using the mailing address and phone number above. Stockholders who hold shares in “street name” may contact their broker, bank or other nominee to request information about householding.

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Q:	How can I obtain a copy of OPENLANE’s Annual Report on Form 10-K?
A:
Copies of the Company’s 2025 Annual Report on Form 10-K, as filed with the SEC, are available to stockholders free of charge on our website at corporate.openlane.com under the “Investor Relations” tab, or by writing to OPENLANE, Inc., Investor Relations, 11299 North Illinois Street, Suite 500, Carmel, Indiana 46032.

Q:	Where can I find the voting results of the 2026 annual meeting?
A:
OPENLANE will announce preliminary voting results at the 2026 annual meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the 2026 annual meeting.

Q:	How can I attend the 2026 annual meeting?
A:
The 2026 annual meeting will be a completely virtual meeting of stockholders, which will be conducted through a live audio webcast. There will be no physical meeting location. You are entitled to participate in the annual meeting only if you were a Company stockholder as of the close of business on April 7, 2026 or if you hold a valid proxy for the annual meeting.
You will be able to attend the 2026 annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OPLN2026. You also will be able to vote your shares online during the annual meeting.
To participate in the 2026 annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. Instructions on how to attend and participate in our online meeting, including how to demonstrate proof of stock ownership, are posted on the meeting website.
The meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Daylight Time, and you should allow ample time to log in to the meeting and test your device’s audio capabilities prior to the start of the meeting.
The webcast will be available for replay until midnight on June 4, 2027.

Q:	What if I have technical difficulties or trouble accessing the meeting?
A:	If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page at www.virtualshareholdermeeting.com/OPLN2026.
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OPENLANE, INC.11299 NORTH ILLINOIS STREET, SUITE 500CARMEL, IN 46032 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on June 4, 2026. Have your proxy card in handwhen you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/OPLN2026You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. ET on June 4, 2026. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV96121-P47283 OPENLANE, INC.1. Election of the director nominee designated by theApax Investor.1a. Roy MackenzieNominee:The Board of Directors recommends you vote FORAgainst Abstain 2. Election of the other director nominees. The Board of Directors recommends you vote FOR thefollowing proposals 3 and 4:For Against Abstain4. To ratify the appointment of KPMG LLP as the Company'sindependent registered public accounting firm for 2026. 2a. Randolph Altschuler2b. Carmel Galvin2c. J. Mark Howell2d. Stefan Jacoby2e. Peter Kelly2f. Michael T. Kestner2g. Mary Ellen Smith2h. Kelly Tuminelli Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OFOPENLANE, INC.JUNE 5, 2026 Important Notice Regarding Availability of Proxy Materials for theAnnual Meeting:The Notice and Proxy Statement and Form 10-K are available atwww.proxyvote.comImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is available at www.proxyvote.com V96122-P47283 PROXYOPENLANE, INC.ANNUAL MEETING OF STOCKHOLDERS - JUNE 5, 2026PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Charles S. Coleman and Kristen Trout, and each of them, as true and lawfulagents and proxies with full power of substitution in each, to attend and represent the undersigned on all mattersto come before the Annual Meeting of Stockholders and to vote as designated on the reverse side, all the shares ofSeries A Convertible Preferred Stock of OPENLANE, INC., held of record by the undersigned on April 7, 2026, during or atany adjournment or postponement of the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT, via the Internet atwww.virtualshareholdermeeting.com/OPLN2026. I hereby acknowledge receipt of the Notice of Annual Meeting of Stockholdersand the accompanying Proxy Statement, the terms of which are incorporated by reference, and revoke any proxy previouslygiven by me with respect to such meeting.This proxy will be voted as directed, or if no direction is indicated, the proxy holders will vote the shares representedby this proxy "FOR" the nominees listed in Proposals 1 and 2, "FOR" Proposals 3 and 4 and in the discretion of theproxy holders on any other matter that may properly come before the meeting.(Continued and to be signed on reverse side)

OPENLANE, INC.11299 NORTH ILLINOIS STREET, SUITE 500CARMEL, IN 46032 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on June 4, 2026. Have your proxy card in handwhen you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/OPLN2026You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. ET on June 4, 2026. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. V96123-P47283 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OPENLANE, INC.The Board of Directors recommends you vote FORthe following:2. Election of the other director nominees. Nominees: For Against Abstain The Board of Directors recommends you vote FOR thefollowing proposals 3 and 4: For Against Abstain 2a. Randolph Altschuler2b. Carmel Galvin2c. J. Mark Howell2d. Stefan Jacoby2e. Peter Kelly2f. Michael T. Kestner2g. Mary Ellen Smith2h. Kelly Tuminelli 3. To approve, on an advisory basis, executive compensation. 4. To ratify the appointment of KPMG LLP as the Company'sindependent registered public accounting firm for 2026. owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OFOPENLANE, INC.JUNE 5, 2026 Important Notice Regarding Availability of Proxy Materials for theAnnual Meeting:The Notice and Proxy Statement and Form 10-K are available atwww.proxyvote.comImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is available at www.proxyvote.com V96124-P47283 PROXYOPENLANE, INC.ANNUAL MEETING OF STOCKHOLDERS - JUNE 5, 2026PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Charles S. Coleman and Kristen Trout, and each of them, as true and lawful agents andproxies with full power of substitution in each, to attend and represent the undersigned on all matters to come beforethe Annual Meeting of Stockholders and to vote as designated on the reverse side, all the shares of common stock ofOPENLANE, INC., held of record by the undersigned on April 7, 2026, during or at any adjournmentor postponement of the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT, via the Internet atwww.virtualshareholdermeeting.com/OPLN2026. I hereby acknowledge receipt of the Notice of Annual Meeting of Stockholdersand the accompanying Proxy Statement, the terms of which are incorporated by reference, and revoke any proxy previouslygiven by me with respect to such meeting.This proxy will be voted as directed, or if no direction is indicated, the proxy holders will vote the shares representedby this proxy "FOR" each of the nominees listed in Proposal 2, "FOR" Proposals 3 and 4 and in the discretion of theproxy holders on any other matter that may properly come before the meeting.(Continued and to be signed on reverse side)